Lincoln Financial Group
Table of Contents
Fourth Quarter 2009

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Loss, After-DAC	6
Consolidated Statements of Income	7
Consolidated Roll Forwards of DAC, VOBA, DFEL and DSI	8
Consolidating Statements of Income from Operations - Current Year - Quarter	9
Consolidating Statements of Income from Operations - Prior Year - Quarter	10
Consolidating Statements of Income from Operations - Current Year - Year-to-Date	11
Consolidating Statements of Income from Operations - Prior Year - Year-to-Date	12
Consolidated Balance Sheets and Selected Share Data	13
Balance Sheet Data - Segment Highlights	14

Retirement Solutions
Annuities:
Income Statements and Operational Data	15
DAC, VOBA, DFEL and DSI Roll Forwards	16
Account Value Roll Forwards and Information	17
Account Value Information	18
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	19
Defined Contribution:
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards	20
Account Value Roll Forwards and Information	21
Account Value Roll Forwards by Product	22
Account Value and Interest Rate Spread Information	23

Insurance Solutions
Life Insurance:
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards	24
Operational Data and Account Value Roll Forwards	25
Group Protection:
Income Statements and Operational Data	26

Other Operations	27

Discontinued Operations	27

Consolidated Deposits, Account Balances and Net Flows	28

Consolidated Investment Data	29

12/31/2009			i

Lincoln Financial Group Analyst Coverage
Fourth Quarter 2009

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Barclays Capital	Eric Berg	212-526-2805
Bernstein	Suneet Kamath	212-756-4587
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling and Partners	Sean Rourke	860-676-8600
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Neczypor	212-357-8512
JP Morgan	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Securities	Mark Finkelstein	312-425-4079
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sterne, Agee and Leach	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

12/31/2009		ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
• Sale or disposal of securities;
• Impairments of securities;
• Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our trading securities;
• Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results";
• Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and
• Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Amortization income of DFEL arising from changes in GDB and GLB benefit ratio unlocking;
• Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
• Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
• Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
• Whole life and term - 100% of first year paid premiums;
• Linked-benefit - 15% of premium deposits;
• Annuities - deposits from new and existing customers;
• Group Protection - annualized first year premiums from new policies; and

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

	•	Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact
DAC, VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

iii
• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI and Series B preferred stock balances as it is non-convertible (issued and sold to the
U.S. Treasury in connection with the Troubled Asset Relief Program Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008), by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Inter-segment transfer refers to a transfer from Retirement Solutions - Annuities to Retirement Solutions - Defined Contribution.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

12/31/2009								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%
Income from Operations - By Segment
Annuities	$119.7	$(171.7)	$291.4	169.7%	$353.5	$193.2	$160.3	83.0%
Defined Contribution	33.3	(1.1)	34.4	NM	133.4	122.8	10.6	8.6%
Total Retirement Solutions	153.0	(172.8)	325.8	188.5%	486.9	316.0	170.9	54.1%
Life Insurance	157.6	82.5	75.1	91.0%	569.2	540.8	28.4	5.3%
Group Protection	30.1	18.4	11.7	63.6%	123.9	104.1	19.8	19.0%
Total Insurance Solutions	187.7	100.9	86.8	86.0%	693.1	644.9	48.2	7.5%
Other Operations	(43.5)	(55.2)	11.7	21.2%	(236.9)	(182.5)	(54.4)	-29.8%
Income from Operations (Loss) (1)	297.2	(127.1)	424.3	NM	943.1	778.4	164.7	21.2%
Excluded realized loss, after-tax (2) (3)	(98.3)	(130.1)	31.8	24.4%	(779.8)	(372.2)	(407.6)	NM
Benefit ratio unlocking, after-tax (3)	7.6	(88.6)	96.2	108.6%	88.8	(120.4)	209.2	173.8%
Income from reserve changes (net of related amortization)on business sold through reinsurance, after-tax (3)	0.5	0.4	0.1	25%	1.7	1.7	-	0.0%
Gain on early extinguishment of debt, after-tax (3)	-	-	-	NM	41.8	-	41.8	NM
Impairment of intangibles, after-tax (3)	(108.8)	(157.7)	48.9	31.0%	(710.3)	(296.9)	(413.4)	NM
Income (loss) from discontinued operations, after-tax (4)	4.1	(2.4)	6.5	270.8%	(70.0)	66.2	(136.2)	NM
Net Income (Loss)	102.3	(505.5)	607.8	120.2%	(484.7)	56.8	(541.5)	NM
Preferred stock dividends and accretion of discount	(18.2)	-	(18.2)	NM	(34.5)	-	(34.5)	NM
Minority interest adjustment (5)	-	-	-	NM	(0.1)	(0.6)	0.5	83.3%
Net Income (Loss) Available to CommonStockholders	$84.1	$(505.5)	$589.6	116.6%	$(519.3)	$56.2	$(575.5)	NM

Earnings Per Common Share - Diluted
Income (loss) from operations (1) (6)	$0.90	$(0.50)	$1.40	280.0%	$3.18	$3.00	$0.18	6.0%
Excluded realized loss, after-tax (2) (3) (6)	(0.31)	(0.50)	0.19	38.0%	(2.78)	(1.45)	(1.33)	-91.7%
Benefit ratio unlocking, after-tax (3) (6)	0.02	(0.35)	0.37	105.7%	0.32	(0.47)	0.79	168.1%
Income from reserve changes (net of related amortization)on business sold through reinsurance, after-tax (3) (6)	-	-	-	NM	0.01	0.01	-	-
Gain on early extinguishment of debt, after-tax (3) (6)	-	-	-	NM	0.15	-	0.15	NM
Impairment of intangibles, after-tax (3) (6)	(0.35)	(0.62)	0.27	43.5%	(2.54)	(1.15)	(1.39)	NM
Income (loss) from discontinued operations, after-tax (4) (6)	0.01	(0.01)	0.02	200.0%	(0.25)	0.26	(0.51)	NM
Adjustment attributable to using different average dilutedshares for income from operations as compared to net income (6)	-	-	-	NM	0.06	0.02	0.04	200.0%
Net Income (Loss)	$0.27	$(1.98)	$2.25	113.6%	$(1.85)	$0.22	$(2.07)	NM

Operating Revenues - By Segment
Annuities	$628.9	$567.3	$61.6	10.9%	$2,301.3	$2,438.3	$(137.0)	-5.6%
Defined Contribution	243.7	214.5	29.2	13.6%	926.3	932.3	(6.0)	-0.6%
Total Retirement Solutions	872.6	781.8	90.8	11.6%	3,227.6	3,370.6	(143.0)	-4.2%
Life Insurance	1,125.9	1,042.8	83.1	8.0%	4,293.4	4,259.2	34.2	0.8%
Group Protection	433.6	412.5	21.1	5.1%	1,712.5	1,639.6	72.9	4.4%
Total Insurance Solutions	1,559.5	1,455.3	104.2	7.2%	6,005.9	5,898.8	107.1	1.8%
Other Operations	126.4	121.6	4.8	3.9%	466.8	534.1	(67.3)	-12.6%
Total Operating Revenues	2,558.5	2,358.7	199.8	8.5%	9,700.3	9,803.5	(103.2)	-1.1%
Excluded realized loss, pre-tax (2)	(156.6)	(199.8)	43.2	21.6%	(1,199.9)	(573.1)	(626.8)	NM
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	-	(7.2)	7.2	100.0%	(4.2)	(9.3)	5.1	54.8%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.5	0.7	(0.2)	-28.6%	2.6	2.7	(0.1)	-3.7%
Total Revenues	$2,402.4	$2,152.4	$250.0	11.6%	$8,498.8	$9,223.8	$(725.0)	-7.9%

(1)	Income from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 27 for details.
(5)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(6)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income (loss) from operations as well.

12/31/2009								PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%
Retirement Solutions - Annuities
Gross deposits	$ 2.461	$ 2.320	$ 0.141	6.1%	$ 10.362	$ 11.730	$ (1.368)	-11.7%
Net flows	0.818	0.376	0.442	117.6%	3.893	4.088	(0.195)	-4.8%
Account values (gross)	75.308	58.580	16.728	28.6%	75.308	58.580	16.728	28.6%
Account values (net of reinsurance)	74.281	57.455	16.826	29.3%	74.281	57.455	16.826	29.3%

Retirement Solutions - Defined Contribution
Gross deposits (1)	1.158	1.241	(0.083)	-6.7%	4.952	5.547	(0.595)	-10.7%
Net flows	(0.062)	0.171	(0.233)	NM	0.995	0.781	0.214	27.4%
Account values - annuities	25.199	22.226	2.973	13.4%	25.199	22.226	2.973	13.4%
Alliance and Smart Future mutual funds	10.103	6.652	3.451	51.9%	10.103	6.652	3.451	51.9%
Total annuities and mutual fund account values	35.302	28.878	6.424	22.2%	35.302	28.878	6.424	22.2%

Insurance Solutions - Life Insurance
Sales (in millions)	$ 194.8	$ 211.4	$ (16.6)	-7.9%	$ 609.9	$ 741.0	$ (131.1)	-17.7%
Life insurance in force	540.605	545.221	(4.616)	-0.8%	540.605	545.221	(4.616)	-0.8%
Account values (net of reinsurance)	31.742	31.753	(0.011)	-	31.742	31.753	(0.011)	-

Insurance Solutions - Group Protection
Annualized sales (in millions)	166.8	129.0	37.8	29.3%	360.4	316.1	44.3	14.0%
Loss ratio (2)	69.3%	72.8%	NM	NM	69.1%	71.4%	NM	NM

Consolidated
Total deposits	$ 4.919	$ 4.778	$ 0.141	3.0%	$ 19.765	$ 21.770	$ (2.005)	-9.2%
Total account balances	141.325	118.086	23.239	19.7%	141.325	118.086	23.239	19.7%
Total net flows	1.517	1.351	0.166	12.3%	7.307	7.691	(0.384)	-5.0%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

12/31/2009								PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2009	2008	Amount	%	2009	2008	Amount	%

Balance Sheet Assets - End-of-Period	$177,433.3	$163,135.8	$14,297.5	8.8%	$177,433.3	$163,135.8	$14,297.5	8.8%

Stockholders' Equity
Beginning-of-period (including AOCI)	$11,655.5	$9,500.1	$2,155.4	22.7%	$7,976.8	$11,718.4	$(3,741.6)	-31.9%
End-of-period (including AOCI)	11,700.2	7,976.8	3,723.4	46.7%	11,700.2	7,976.8	3,723.4	46.7%
End-of-period (excluding AOCI)	11,961.6	10,780.3	1,181.3	11.0%	11,961.6	10,780.3	1,181.3	11.0%
Average equity (excluding AOCI)	11,918.8	11,045.3	873.5	7.9%	11,082.0	11,290.3	(208.3)	-1.8%

Return on Equity
Net income (loss)/average equity (excluding AOCI)	3.4%	-18.3%			-4.4%	0.5%
Income (loss) from operations/average equity (excluding AOCI)	10.0%	-4.6%			8.5%	6.9%

Return on Capital
Income (loss) from operations/average capital	7.9%	-2.0%			6.7%	5.8%

Common Shares Outstanding
Average for the period - basic	301.9	255.4	46.5	18.2%	280.0	257.5	22.5	8.7%
Average for the period - diluted	311.6	257.6	54.0	21.0%	285.6	259.4	26.2	10.1%
End-of-period - assuming conversion of preferreds (1)	302.4	256.1	46.3	18.1%	302.4	256.1	46.3	18.1%
End-of-period - diluted	311.8	257.7	54.1	21.0%	311.8	257.7	54.1	21.0%

Book value per common share (including AOCI) (2)	$36.02	$31.15	$4.87	15.6%	$36.02	$31.15	$4.87	15.6%
Book value per common share(excluding AOCI) (2)	36.89	42.09	(5.20)	-12.4%	36.89	42.09	(5.20)	-12.4%

Cash Returned to Common Stockholders
Share repurchase - dollar amount	$-	$-	$-	NM	$-	$475.5	$(475.5)	-100.0%
Common dividends declared	3.0	53.7	(50.7)	-94.4%	11.6	373.7	(362.1)	-96.9%
Total Cash Returned to Common Stockholders	$3.0	$53.7	$(50.7)	-94.4%	$11.6	$849.2	$(837.6)	-98.6%

Stock issuance - number of shares	-	-	-	NM	46.00	-	46.00	NM
Share repurchase - number of shares	-	-	-	NM	-	9.09	(9.09)	-100.0%
Dividend declared on common stock - per share	$0.010	$0.210	$(0.200)	-95.2%	$0.040	$1.455	$(1.415)	-97.3%
Dividend payout ratio	3.7%	-10.6%			-2.2%	661.4%
Annualized yield (3)	0.2%	4.5%			0.2%	7.7%

Comprehensive Income (Loss)
Net income (loss)	$102.3	$(505.5)	$607.8	120.2%	$(484.7)	$56.8	$(541.5)	NM
Net unrealized gain (loss) on available-for-sale securities	(77.5)	(750.8)	673.3	89.7%	2,703.9	(2,740.5)	5,444.4	198.7%
Unrealized other-than-temporary impairment on available-for-sale securities	6.7	-	6.7	NM	(115.1)	-	(115.1)	NM
Net unrealized gain (loss) on derivative instruments	0.7	73.6	(72.9)	-99.0%	(115.7)	74.9	(190.6)	NM
Foreign currency translation adjustment	(65.3)	(114.9)	49.6	43.2%	(3.3)	(169.3)	166.0	98.1%
Funded status of employee benefit plans	94.4	(201.1)	295.5	146.9%	72.2	(193.8)	266.0	137.3%
Comprehensive Income (Loss)	$61.3	$(1,498.7)	$1,560.0	104.1%	$2,057.3	$(2,971.9)	$5,029.2	169.2%

Leverage Ratio (4)	27.1%	25.0%			27.1%	25.0%

	Ratings as of February 8, 2010
				Standard &
	A.M. Best	Fitch	Moody's	Poor's

Senior Debt Ratings	a-	BBB	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A +	A +	A2	AA-
First Penn-Pacific Life Insurance Company	A +	A +	A2	A+
Lincoln Life & Annuity Company of New York	A +	A +	A2	AA-

(1)	The holders of our Series B preferred stock have no right to exchange or convert such shares into any other securities, therefore these shares have not been converted in this calculation.
(2)	These computations exclude Series B preferred stock balances as it is non-convertible.
(3)	Indicated dividend divided by the closing price.
(4)	The numerator in this calculation is arrived at by adding our total debt, excluding 75% of our capital securities and all of our $375 million senior note issued in
October 2007 because the proceeds were reinvested in a pool of long-term assets, plus our Series B preferred stock liquidation value of $950 million. The denominator in this calculation is arrived at by adding our stockholders' equity, excluding AOCI, plus 75% of our capital securities as well as the total amount of the numerator.

12/31/2009									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change

Commissions	$404.1	$360.0	$358.2	$403.9	$421.2	4.2%	$1,681.5	$1,543.3	-8.2%

General and Administrative Expenses
General and administrative expenses	350.6	306.3	311.4	317.3	351.7	0.3%	1,273.1	1,286.7	1.1%
Merger-related expenses	8.1	6.7	4.4	2.5	2.8	-65.4%	49.4	16.4	-66.8%
Total General and Administrative Expenses, Excluding Broker-Dealer	358.7	313.0	315.8	319.8	354.5	-1.2%	1,322.5	1,303.1	-1.5%

Communications expenses	14.8	12.9	13.5	13.2	12.9	-12.8%	59.8	52.5	-12.2%
Restructuring charges associated with merger-related cost saving initiatives	0.1	-	-	0.1	-	-100.0%	2.5	0.1	-96.0%
Restructuring charges for expense initiatives	8.0	5.1	28.6	0.5	0.3	-96.3%	8.0	34.5	NM
Taxes, licenses and fees	45.7	54.6	43.0	48.2	24.3	-46.8%	209.2	170.1	-18.7%
Interest and debt expense	72.3	64.7	60.9	68.0	68.1	-5.8%	281.1	261.7	-6.9%
Total Commissions and Expenses Incurred	903.7	810.3	820.0	853.7	881.3	-2.5%	3,564.6	3,365.3	-5.6%

Less: Commissions and Expenses Capitalized	(470.4)	(383.5)	(385.4)	(422.5)	(460.0)	2.2%	(1,853.9)	(1,651.4)	10.9%

Total Expenses Incurred, Excluding Amortization and Broker-Dealer Expenses	433.3	426.8	434.6	431.2	421.3	-2.8%	1,710.7	1,713.9	0.2%

Amortization
Amortization of DAC and VOBA, net of interest	685.4	237.7	231.7	311.4	260.9	-61.9%	1,450.8	1,041.7	-28.2%
Amortization of intangibles	1.0	1.1	1.0	1.1	1.0	0.0%	4.2	4.2	0.0%
Total Amortization	686.4	238.8	232.7	312.5	261.9	-61.8%	1,455.0	1,045.9	-28.1%

Broker-Dealer Commissions and Other Expenses	73.3	64.1	69.2	73.6	81.1	10.6%	326.1	288.0	-11.7%

Total	$1,193.0	$729.7	$736.5	$817.3	$764.3	-35.9%	$3,491.8	$3,047.8	-12.7%

Merger-Related Expenses (1)
Severance and employee-related charges	$1.7	$0.7	$0.6	$0.3	$0.5	-70.6%	$8.5	$2.1	-75.3%
Systems integration and related expenses	7.5	5.1	2.6	1.5	1.4	-81.3%	38.4	10.6	-72.4%
Other expenses	(1.0)	0.9	1.2	0.8	0.9	190.0%	5.1	3.8	-25.5%
Total Merger-Related Expenses	$8.2	$6.7	$4.4	$2.6	$2.8	-65.9%	$52.0	$16.5	-68.3%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

12/31/2009									PAGE 5
Selected Financial Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Operating Revenues
Annuities	$567.3	$521.7	$552.5	$598.2	$628.9	10.9%	$2,438.3	$2,301.3	-5.6%
Defined Contribution	214.5	218.5	223.5	240.6	243.7	13.6%	932.3	926.3	-0.6%
Total Retirement Solutions	781.8	740.2	776.0	838.8	872.6	11.6%	3,370.6	3,227.6	-4.2%
Life Insurance	1,042.8	1,076.2	1,002.2	1,089.1	1,125.9	8.0%	4,259.2	4,293.4	0.8%
Group Protection	412.5	421.4	442.9	414.6	433.6	5.1%	1,639.6	1,712.5	4.4%
Total Insurance Solutions	1,455.3	1,497.6	1,445.1	1,503.7	1,559.5	7.2%	5,898.8	6,005.9	1.8%
Other Operations	121.6	105.4	115.4	119.6	126.4	3.9%	534.1	466.8	-12.6%
Total Operating Revenues	2,358.7	2,343.2	2,336.5	2,462.1	2,558.5	8.5%	9,803.5	9,700.3	-1.1%
Excluded realized loss, pre-tax (1)	(199.8)	(207.6)	(454.6)	(381.1)	(156.6)	21.6%	(573.1)	(1,199.9)	NM
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	(7.2)	(4.2)	(0.2)	0.2	-	100.0%	(9.3)	(4.2)	54.8%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	0.7	0.7	0.5	-28.6%	2.7	2.6	-3.7%
Total Revenues	$2,152.4	$2,132.1	$1,882.4	$2,081.9	$2,402.4	11.6%	$9,223.8	$8,498.8	-7.9%

Income (Loss) from Operations
Annuities	$(171.7)	$73.9	$65.4	$94.5	$119.7	169.7%	$193.2	$353.5	83.0%
Defined Contribution	(1.1)	29.8	27.7	42.6	33.3	NM	122.8	133.4	8.6%
Total Retirement Solutions	(172.8)	103.7	93.1	137.1	153.0	188.5%	316.0	486.9	54.1%
Life Insurance	82.5	142.2	132.9	136.5	157.6	91.0%	540.8	569.2	5.3%
Group Protection	18.4	25.7	33.6	34.5	30.1	63.6%	104.1	123.9	19.0%
Total Insurance Solutions	100.9	167.9	166.5	171.0	187.7	86.0%	644.9	693.1	7.5%
Other Operations	(55.2)	(108.5)	(52.3)	(32.6)	(43.5)	21.2%	(182.5)	(236.9)	-29.8%
Income (Loss) from Operations	(127.1)	163.1	207.3	275.5	297.2	NM	778.4	943.1	21.2%
Excluded realized loss, after-tax (1) (2)	(130.1)	(136.4)	(296.8)	(248.3)	(98.3)	24.4%	(372.2)	(779.8)	NM
Benefit ratio unlocking, after-tax (2)	(88.6)	(52.0)	80.9	52.3	7.6	108.6%	(120.4)	88.8	173.8%
Income from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (2)	0.4	0.4	0.4	0.4	0.5	25.0%	1.7	1.7	0.0%
Gain on early extinguishment of debt, after-tax (2)	-	41.8	-	-	-	NM	-	41.8	NM
Impairment of intangibles, after-tax (2)	(157.7)	(603.5)	0.6	1.4	(108.8)	31.0%	(296.9)	(710.3)	NM
Income (loss) from discontinued operations, after-tax (3)	(2.4)	7.7	(153.8)	72.0	4.1	270.8%	66.2	(70.0)	NM
Net Income (Loss)	(505.5)	(578.9)	(161.4)	153.3	102.3	120.2%	56.8	(484.7)	NM
Preferred stock dividends and accretion of discount	-	-	-	(16.3)	(18.2)	NM	-	(34.5)	NM
Minority interest adjustment (4)	-	(0.1)	-	-	-	NM	(0.6)	(0.1)	83.3%
Net Income (Loss) Available to Common Stockholders	$(505.5)	$(579.0)	$(161.4)	$137.0	$84.1	116.6%	$56.2	$(519.3)	NM

Stockholders' Equity
Beginning-of-period (including AOCI)	$9,500.1	$7,976.8	$7,323.5	$9,074.9	$11,655.5	$11,718.4	$7,976.8
End-of-period (including AOCI)	7,976.8	7,323.5	9,074.9	11,655.5	11,700.2	7,976.8	11,700.2
End-of-period (excluding AOCI)	10,780.3	10,298.6	10,782.3	11,876.0	11,961.6	10,780.3	11,961.6
Average equity (excluding AOCI)	11,045.3	10,539.5	10,540.5	11,329.1	11,918.8	11,290.3	11,082.0

Restructuring Charges, After-Tax	$5.3	$3.3	$18.6	$0.4	$0.2	$6.8	$22.5

Common Shares Outstanding
Average for the period - basic	255.4	255.6	260.1	301.8	301.9	257.5	280.0
Average for the period - diluted	257.6	257.8	262.4	310.0	311.6	259.4	285.6
End-of-period - diluted	257.7	258.1	304.2	311.8	311.8	257.7	311.8

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations (5)	$(0.50)	$0.64	$0.80	$0.84	$0.90	$3.00	$3.18
Net income (loss) (5)	(1.98)	(2.27)	(0.62)	0.44	0.27	0.22	(1.85)
Restructuring charges	(0.02)	(0.01)	(0.07)	(0.00)	(0.00)	(0.03)	(0.08)

Stockholders' Equity Per Common Share
Stockholders' equity (including AOCI) (6)	$31.15	$28.59	$30.02	$35.91	$36.02	$31.15	$36.02
Stockholders' equity (excluding AOCI) (6)	42.09	40.20	35.67	36.64	36.89	42.09	36.89
Dividends declared (common stock)	0.210	0.010	0.010	0.010	0.010	1.455	0.040

Return on Equity
Net income (loss)/average equity	-18.3%	-22.0%	-6.1%	5.4%	3.4%	0.5%	-4.4%
Income (loss) from operations/average equity	-4.6%	6.2%	7.9%	9.7%	10.0%	6.9%	8.5%

Market Value of Common Shares
Highest price	$45.50	$25.59	$19.99	$27.82	$28.10	$59.99	$28.10
Lowest price	4.76	4.90	5.52	14.34	21.99	4.76	4.90
Closing price	18.84	6.69	17.21	25.91	24.88	18.84	24.88

(1)	See page 6 for detail.
(2)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(3)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 27 for details.
(4)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(5)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive. This same concept applies to our income (loss) from operations as well.
(6)	These computations exclude Series B preferred stock balances as it is non-convertible.

12/31/2009									PAGE 6
Details Underlying Realized Loss, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Pre-Tax
Operating realized gain (loss):
Indexed annuity net derivatives results (1)	$(0.5)	$(0.2)	$0.2	$0.3	$-	100.0%	$(0.5)	$0.3	160.0%
GLB (2)	11.1	11.8	11.5	14.7	15.8	42.3%	38.3	53.8	40.5%
Total operating realized gain	10.6	11.6	11.7	15.0	15.8	49.1%	37.8	54.1	43.1%
Realized loss related to certain investments (3)	(566.7)	(150.1)	(158.3)	(135.6)	(128.1)	77.4%	(1,039.1)	(572.1)	44.9%
Gain (loss) on certain reinsurance derivative/trading
securities (4)	3.4	21.7	(9.4)	70.5	(12.5)	NM	3.5	70.3	NM
GLB net derivatives results (5)	314.5	(125.6)	(150.5)	(227.9)	2.8	-99.1%	397.8	(501.2)	NM
GDB derivatives results (6)	50.4	45.8	(140.8)	(84.2)	(21.7)	NM	57.7	(200.9)	NM
Indexed annuity forward-starting option (7)	(1.4)	0.6	3.4	(3.9)	2.9	NM	7.0	3.0	-57.1%
Gain on sale of subsidiaries/businesses	-	-	1.0	-	-	NM	-	1.0	NM
Total excluded realized loss	(199.8)	(207.6)	(454.6)	(381.1)	(156.6)	21.6%	(573.1)	(1,199.9)	NM
Total Realized Loss	$(189.2)	$(196.0)	$(442.9)	$(366.1)	$(140.8)	25.6%	$(535.3)	$(1,145.8)	NM

After-Tax
Operating realized gain (loss):
Indexed annuity net derivatives results (1) (8)	$(0.3)	$(0.1)	$0.1	$0.2	$-	100.0%	$(0.3)	$0.2	166.7%
GLB (2) (8)	7.2	7.6	7.5	9.6	10.3	43.1%	24.9	35.0	40.6%
Total operating realized gain	6.9	7.5	7.6	9.8	10.3	49.3%	24.6	35.2	43.1%
Realized loss related to certain investments (3) (8)	(368.3)	(97.6)	(102.9)	(88.0)	(83.3)	77.4%	(675.4)	(371.8)	45.0%
Gain (loss) on certain reinsurance derivative/trading
securities (4) (8)	2.2	14.1	(6.1)	45.8	(8.1)	NM	2.2	45.7	NM
GLB net derivatives results (5) (8)	204.4	(81.6)	(97.9)	(148.0)	1.7	-99.2%	258.7	(325.8)	NM
GDB derivatives results (6) (8)	32.5	28.3	(92.8)	(55.6)	(10.5)	NM	37.7	(130.6)	NM
Indexed annuity forward-starting option (7) (8)	(0.9)	0.4	2.2	(2.5)	1.9	NM	4.6	2.0	-56.5%
Gain on sale of subsidiaries/businesses (8)	-	-	0.7	-	-	NM	-	0.7	NM
Total excluded realized loss	(130.1)	(136.4)	(296.8)	(248.3)	(98.3)	24.4%	(372.2)	(779.8)	NM
Total Realized Loss	$(123.2)	$(128.9)	$(289.2)	$(238.5)	$(88.0)	28.6%	$(347.6)	$(744.6)	NM

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance, after-DAC	$22.3	$22.2	$27.4	$31.2	$34.8	56.1%	$79.9	$115.6	44.7%
Change in reserves hedged, after-DAC:
Unlocking	84.3	-	-	(25.7)	(240.8)	NM	163.9	(266.5)	NM
Other	(2,553.5)	233.2	1,977.7	208.9	644.6	125.2%	(3,365.7)	3,064.4	191.0%
Change in market value of derivative assets, after-DAC	2,989.0	(297.9)	(1,846.3)	(241.1)	(548.9)	NM	3,376.6	(2,934.2)	NM
Hedge program effectiveness (ineffectiveness), after-DAC	519.8	(64.7)	131.4	(57.9)	(145.1)	NM	174.8	(136.3)	NM
Change in reserves not hedged (NPR component), after-DAC	55.3	(55.4)	(333.0)	(212.0)	54.1	-2.2%	536.3	(546.3)	NM
Change in derivative assets not hedged (NPR component)	(19.9)	(11.9)	17.0	5.0	4.7	123.6%	(19.9)	14.8	174.4%
Associated amortization expense of DAC, VOBA,
DSI and DFEL:
Unlocking	297.7	(59.4)	(83.7)	(76.5)	43.5	-85.4%	206.9	(176.1)	NM
Other amortization	(560.7)	43.6	90.4	82.3	10.8	101.9%	(546.7)	227.1	141.5%
Loss from the initial impact of adoption of new accounting
standard, after-DAC	-	-	-	-	-	NM	(33.5)	-	100.0%
GLB Net Derivatives Results	$314.5	$(125.6)	$(150.5)	$(227.9)	$2.8	-99.1%	$397.8	$(501.2)	NM

(1)	Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)	Represents the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives. We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders
(the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”). We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). For our Retirement Solutions – Annuities and Retirement Solutions – Defined Contribution
segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3)	See page 29 for detail.
(4)	Represents changes in the fair values of total return swaps (embedded derivatives) theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.
(5)	Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products, the change in the fair value of the derivative instruments we own to hedge the embedded derivative, the cost of purchasing the derivative instruments, and the associated changes to DAC, VOBA, DSI, and DFEL.
(6)	Represents the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(7)	Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(8)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

12/31/2009									PAGE 7
Consolidated Statements of Income
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Revenues
Insurance premiums	$510.5	$508.2	$541.8	$490.4	$523.8	2.6%	$2,017.9	$2,064.2	2.3%
Surrender charges	33.0	31.8	36.8	43.2	40.6	23.0%	121.9	152.4	25.0%
Mortality assessments	339.2	344.1	320.0	317.1	317.8	-6.3%	1,320.4	1,299.0	-1.6%
Expense assessments	380.9	324.9	333.9	405.3	406.9	6.8%	1,624.8	1,471.0	-9.5%
Net investment income	960.1	1,013.3	970.6	1,071.3	1,122.3	16.9%	4,130.1	4,177.5	1.1%
Realized loss:
Total other-than-temporary impairment losses on securities	(456.2)	(210.6)	(220.1)	(147.5)	(88.7)	80.6%	(851.4)	(666.9)	21.7%
Portion of loss recognized in other comprehensive income	-	89.1	102.5	67.8	15.4	NM	-	274.8	NM
Net other-than-temporary impairment losses on
securities recognized in earnings	(456.2)	(121.5)	(117.6)	(79.7)	(73.3)	83.9%	(851.4)	(392.1)	53.9%
Realized gain (loss), excluding other-than-temporary
impairment losses on securities	267.0	(74.5)	(325.3)	(286.4)	(67.5)	NM	316.1	(753.7)	NM
Total realized loss (1)	(189.2)	(196.0)	(442.9)	(366.1)	(140.8)	25.6%	(535.3)	(1,145.8)	NM
Amortization of deferred gains on business sold
through reinsurance	19.0	19.0	18.3	18.4	20.3	6.8%	76.3	76.0	-0.4%
Other revenues and fees	98.9	86.8	103.9	102.3	111.5	12.7%	467.7	404.5	-13.5%
Total Revenues	2,152.4	2,132.1	1,882.4	2,081.9	2,402.4	11.6%	9,223.8	8,498.8	-7.9%

Benefits and Expenses
Interest credited	653.0	626.9	606.9	614.2	614.9	-5.8%	2,502.2	2,462.9	-1.6%
Benefits	941.4	920.1	574.6	577.2	763.9	-18.9%	3,058.6	2,835.8	-7.3%
Underwriting, acquisition, insurance and other expenses	1,072.0	643.5	694.5	761.4	694.6	-35.2%	3,138.1	2,794.0	-11.0%
Interest and debt expense	72.2	0.4	60.9	68.0	68.1	-5.7%	281.1	197.4	-29.8%
Impairment of intangibles	205.6	603.7	(0.6)	(1.4)	127.8	-37.8%	380.5	729.5	91.7%
Total Benefits and Expenses	2,944.2	2,794.6	1,936.3	2,019.4	2,269.3	-22.9%	9,360.5	9,019.6	-3.6%

Income (loss) from continuing operations before taxes	(791.8)	(662.5)	(53.9)	62.5	133.1	116.8%	(136.7)	(520.8)	NM
Federal income tax expense (benefit)	(288.7)	(75.9)	(46.3)	(18.8)	34.9	112.1%	(127.3)	(106.1)	16.7%
Income (Loss) from Continuing Operations	(503.1)	(586.6)	(7.6)	81.3	98.2	119.5%	(9.4)	(414.7)	NM
Income (loss) from discontinued operations, net of federal income tax expense (benefit) (2)	(2.4)	7.7	(153.8)	72.0	4.1	270.8%	66.2	(70.0)	NM
Net Income (Loss)	(505.5)	(578.9)	(161.4)	153.3	102.3	120.2%	56.8	(484.7)	NM
Preferred stock dividends and accretion of discount	-	-	-	(16.3)	(18.2)	NM	-	(34.5)	NM
Minority interest adjustment (3)	-	(0.1)	-	-	-	NM	(0.6)	(0.1)	83.3%
Net Income (Loss) Available to Common
Stockholders	$(505.5)	$(579.0)	$(161.4)	$137.0	$84.1	116.6%	$56.2	$(519.3)	NM

Earnings (Loss) Per Common Share (Diluted) (4)
Income (loss) from continuing operations	$(1.97)	$(2.30)	$(0.03)	$0.21	$0.26	113.2%	$(0.04)	$(1.60)	NM
Income (loss) from discontinued operations, net of
federal income tax expense (benefit) (2)	(0.01)	0.03	(0.59)	0.23	0.01	200.0%	0.26	(0.25)	NM
Net Income (Loss)	$(1.98)	$(2.27)	$(0.62)	$0.44	$0.27	113.6%	$0.22	$(1.85)	NM

(1)	See page 6 for detail.
(2)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 27 for additional details.
(3)	Relates to outstanding stock options under the Delaware Investments U.S. Inc. stock option incentive plan.
(4)	In those periods with a loss from continuing operations, shares used in the earnings per share calculation represent basic shares, since using diluted shares would have been anti-dilutive.

12/31/2009								PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DFEL and DSI
Unaudited (in millions)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2008	2009	2009	2009	2009	2008	2009
Balance as of beginning-of-period	$10,993.3	$11,403.3	$11,399.4	$10,455.9	$9,182.3	$8,807.7	$11,403.3
Business sold through reinsurance	-	(292.9)	-	-	-	-	(292.9)
Deferrals	470.4	383.5	385.4	422.5	460.0	1,853.9	1,651.4
Amortization, net of interest:
Unlocking	(508.8)	(32.6)	(0.5)	(39.9)	12.7	(499.9)	(60.3)
Amortization, net of interest, excluding unlocking	(176.6)	(205.1)	(231.2)	(271.5)	(273.6)	(950.9)	(981.4)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(215.0)	145.8	153.7	111.1	199.1	403.1	609.7
Amortization, net of interest, associated with benefit ratio unlocking	41.6	21.4	(18.9)	(12.1)	(1.1)	60.3	(10.7)
Adjustment related to realized (gains) losses	(142.9)	6.9	70.5	31.2	82.1	(104.7)	190.7
Adjustment related to unrealized (gains) losses	726.3	114.9	(1,148.8)	(1,403.8)	47.2	2,236.9	(2,390.5)
Balance as of End-of-Period	$11,403.3	$11,399.4	$10,455.9	$9,182.3	$9,509.6	$11,403.3	$9,509.6

DFEL
Balance as of beginning-of-period	$1,001.1	$1,019.4	$1,076.2	$1,160.8	$1,220.3	$803.8	$1,019.4
Business sold through reinsurance	-	(11.0)	-	-	-	-	(11.0)
Deferrals	114.0	107.5	112.5	124.0	151.6	428.3	495.6
Amortization, net of interest:
Unlocking	(56.3)	(4.9)	(0.9)	(30.7)	(2.0)	(54.3)	(38.5)
Amortization, net of interest, excluding unlocking	(31.0)	(32.8)	(28.3)	(36.6)	(34.4)	(150.2)	(132.1)
Deferrals, net of amortization included in operating expense assessments	26.7	69.8	83.3	56.7	115.2	223.8	325.0
Amortization, net of interest, associated with benefit ratio unlocking	7.1	4.1	0.2	(0.2)	-	9.3	4.1
Adjustment related to realized gains (losses)	(15.5)	(6.8)	0.9	2.2	2.8	(17.5)	(0.9)
Adjustment related to unrealized gains (losses)	-	0.7	0.2	0.8	(0.7)	-	1.0
Balance as of End-of-Period	$1,019.4	$1,076.2	$1,160.8	$1,220.3	$1,337.6	$1,019.4	$1,337.6

DSI
Balance as of beginning-of-period	$328.3	$262.7	$279.4	$289.1	$305.0	$279.2	$262.7
Deferrals	19.0	15.9	19.2	20.1	21.1	95.8	76.3
Amortization, net of interest:
Unlocking	(43.6)	(1.7)	(0.1)	3.6	2.5	(44.7)	4.3
Amortization, net of interest, excluding unlocking	(4.9)	(4.9)	(9.9)	(10.2)	(6.3)	(27.8)	(31.3)
Deferrals, net of amortization included in operating insurance benefits or interest credited	(29.5)	9.3	9.2	13.5	17.3	23.3	49.3
Amortization, net of interest, associated with benefit ratio unlocking	4.9	2.4	(1.7)	(1.1)	(0.1)	6.3	(0.5)
Adjustment related to realized (gains) losses	(41.0)	4.8	2.9	3.1	2.0	(46.1)	12.8
Adjustment related to unrealized (gains) losses	-	0.2	(0.7)	0.4	(0.9)	-	(1.0)
Balance as of End-of-Period	$262.7	$279.4	$289.1	$305.0	$323.3	$262.7	$323.3

12/31/2009							PAGE 9
Consolidating Statements of Income From Operations
For the Quarter Ended December 31, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$11.9	$-	$115.2	$396.4	$0.4	$523.9
Surrender charges	9.3	0.9	30.5	-	-	40.7
Mortality assessments	-	-	317.6	-	-	317.6
Expense assessments	230.1	48.8	127.4	-	-	406.3
Net investment income	281.2	190.6	528.2	35.7	86.5	1,122.2
Operating realized gain (2)	15.8	0.1	-	-	-	15.9
Amortization of deferred gain on business sold through reinsurance	-	-	1.4	-	18.3	19.7
Other revenues and fees	80.6	3.3	5.6	1.5	21.2	112.2
Total Operating Revenues	628.9	243.7	1,125.9	433.6	126.4	2,558.5

Operating Expenses
Interest credited	172.5	111.1	297.7	0.7	32.8	614.8
Benefits	47.5	(0.2)	374.6	281.1	79.0	782.0
Underwriting, acquisition, insurance and other expenses	266.0	83.4	221.5	105.4	20.2	696.5
Interest and debt expense	-	-	-	-	68.1	68.1
Total Operating Expenses	486.0	194.3	893.8	387.2	200.1	2,161.4

Income (loss) from operations before federal income tax expense (benefit)	142.9	49.4	232.1	46.4	(73.7)	397.1
Federal income tax expense (benefit)	23.2	16.1	74.5	16.3	(30.2)	99.9
Income (Loss) from Operations	$119.7	$33.3	$157.6	$30.1	$(43.5)	$297.2

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2009							PAGE 10
Consolidating Statements of Income From Operations
For the Quarter Ended December 31, 2008
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$33.7	$-	$93.6	$382.9	$0.3	$510.5
Surrender charges	13.2	1.5	18.1	-	-	32.8
Mortality assessments	-	-	339.1	0.1	-	339.2
Expense assessments	207.7	42.7	137.6	-	-	388.0
Net investment income	235.5	167.6	446.9	28.2	81.8	960.0
Operating realized gain (2)	10.6	0.1	-	-	-	10.7
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	18.4	18.4
Other revenues and fees	66.6	2.6	7.5	1.3	21.1	99.1
Total Operating Revenues	567.3	214.5	1,042.8	412.5	121.6	2,358.7

Operating Expenses
Interest credited	206.3	109.8	300.7	0.6	40.7	658.1
Benefits	81.6	9.2	365.9	283.1	25.6	765.4
Underwriting, acquisition, insurance and other expenses	588.3	112.8	255.7	100.4	63.4	1,120.6
Interest and debt expense	-	-	-	-	72.3	72.3
Total Operating Expenses	876.2	231.8	922.3	384.1	202.0	2,616.4

Income (loss) from operations before federal income tax expense (benefit)	(308.9)	(17.3)	120.5	28.4	(80.4)	(257.7)
Federal income tax expense (benefit)	(137.2)	(16.2)	38.0	10.0	(25.2)	(130.6)
Income (Loss) from Operations	$(171.7)	$(1.1)	$82.5	$18.4	$(55.2)	$(127.1)

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2009							PAGE 11
Consolidating Statements of Income From Operations
For the Year Ended December 31, 2009
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$88.8	$-	$392.5	$1,579.0	$4.0	$2,064.3
Surrender charges	36.4	4.5	111.6	-	-	152.5
Mortality assessments	-	-	1,298.8	0.1	-	1,298.9
Expense assessments	804.2	178.3	491.0	-		1,473.5
Net investment income	1,037.0	731.5	1,974.5	127.4	307.1	4,177.5
Operating realized gain (2)	53.8	0.4	-	-	-	54.2
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	73.4	73.4
Other revenues and fees	281.1	11.6	25.0	6.0	82.3	406.0
Total Operating Revenues	2,301.3	926.3	4,293.4	1,712.5	466.8	9,700.3

Operating Expenses
Interest credited	682.4	445.5	1,184.2	2.3	148.0	2,462.4
Benefits	241.8	(3.0)	1,374.0	1,117.4	257.6	2,987.8
Underwriting, acquisition, insurance and other expenses	983.0	300.3	921.1	402.0	179.7	2,786.1
Interest and debt expense	-	-	-	-	261.7	261.7
Total Operating Expenses	1,907.2	742.8	3,479.3	1,521.7	847.0	8,498.0

Income (loss) from operations before federal income tax expense (benefit)	394.1	183.5	814.1	190.8	(380.2)	1,202.3
Federal income tax expense (benefit)	40.6	50.1	244.9	66.9	(143.3)	259.2
Income (Loss) from Operations	$353.5	$133.4	$569.2	$123.9	$(236.9)	$943.1

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2009							PAGE 12
Consolidating Statements of Income From Operations
For the Year Ended December 31, 2008
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$136.4	$-	$360.4	$1,516.9	$4.0	$2,017.7
Surrender charges	45.4	6.2	70.2	-	-	121.8
Mortality assessments	-	-	1,320.4	0.1	-	1,320.5
Expense assessments	926.9	215.9	489.9	-	-	1,632.7
Net investment income	971.7	695.0	1,987.8	117.2	358.4	4,130.1
Operating realized gain (2)	37.6	0.2	-	-	-	37.8
Amortization of deferred gain on business sold
through reinsurance	-	-	-	-	73.7	73.7
Other revenues and fees	320.3	15.0	30.5	5.4	98.0	469.2
Total Operating Revenues	2,438.3	932.3	4,259.2	1,639.6	534.1	9,803.5

Operating Expenses
Interest credited	703.9	429.5	1,202.5	1.6	170.9	2,508.4
Benefits	214.9	9.3	1,372.0	1,106.7	113.2	2,816.1
Underwriting, acquisition, insurance and other expenses	1,381.2	341.4	876.6	371.1	240.7	3,211.0
Interest and debt expense	-	-	-	-	281.1	281.1
Total Operating Expenses	2,300.0	780.2	3,451.1	1,479.4	805.9	8,816.6

Income (loss) from operations before federal income tax expense (benefit)	138.3	152.1	808.1	160.2	(271.8)	986.9
Federal income tax expense (benefit)	(54.9)	29.3	267.3	56.1	(89.3)	208.5
Income (Loss) from Operations	$193.2	$122.8	$540.8	$104.1	$(182.5)	$778.4

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

12/31/2009						PAGE 13
Consolidated Balance Sheets and Selected Share Data
Unaudited (millions of dollars)

	As of
	Dec.	March	June	Sept.	Dec.
	2008	2009	2009	2009	2009
ASSETS
Investments:
Corporate bonds	$36,055.6	$37,076.2	$42,489.5	$46,304.6	$45,860.3
U.S. Government bonds	245.9	233.4	221.2	221.7	194.2
Foreign government bonds	520.8	479.6	479.8	492.9	504.9
Asset and mortgage-backed securities	10,129.6	9,754.6	9,889.7	10,946.9	11,103.3
State and municipal bonds	226.4	226.6	906.6	1,464.9	1,967.6
Preferred stocks - redeemable	962.3	765.1	1,063.0	1,235.2	1,188.0
Common stocks	200.0	132.8	171.9	211.6	198.4
Preferred stocks - equity	54.1	42.9	64.4	71.4	80.0
Total available-for-sale securities	48,394.7	48,711.2	55,286.1	60,949.2	61,096.7
Trading securities	2,332.5	2,245.6	2,316.7	2,547.9	2,504.6
Mortgage loans on real estate	7,715.4	7,615.9	7,468.3	7,276.7	7,177.8
Real estate	125.2	129.2	159.2	154.3	173.8
Policy loans	2,921.1	2,905.6	2,896.9	2,893.0	2,897.8
Derivative investments	3,397.2	2,226.1	1,233.8	1,282.0	1,010.1
Other investments	1,624.1	1,476.2	1,187.1	1,079.6	1,057.2
Total investments	66,510.2	65,309.8	70,548.1	76,182.7	75,918.0
Cash and invested cash	5,588.0	5,386.9	2,399.5	3,159.0	4,024.7
DAC and VOBA	11,403.3	11,399.4	10,455.9	9,182.3	9,509.6
Premiums and fees receivable	449.5	462.7	400.2	323.4	320.9
Accrued investment income	814.1	865.0	881.5	943.2	889.2
Reinsurance recoverables	8,395.9	7,976.0	7,729.3	7,664.1	6,425.9
Reinsurance related derivative assets	31.2	106.9	45.8	-	-
Goodwill	3,696.4	3,096.4	3,096.4	3,096.4	3,013.5
Other assets	10,592.5	9,888.5	10,396.8	10,827.1	3,831.4
Separate account assets	55,654.7	52,935.3	61,090.9	70,111.0	73,500.1
Total Assets	$163,135.8	$157,426.9	$167,044.4	$181,489.2	$177,433.3

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$18,431.3	$18,038.8	$16,127.5	$15,970.2	$15,287.4
Other contract holder funds	60,569.7	61,254.8	62,427.2	63,956.0	64,818.2
Short-term debt	814.7	1,435.7	454.5	400.2	349.9
Long-term debt	4,731.0	4,344.9	4,775.1	4,788.6	5,050.4
Reinsurance related derivative liabilities	-	-	-	39.1	30.5
Funds withheld reinsurance liabilities	2,042.3	1,215.0	1,222.3	1,219.8	1,260.6
Deferred gain on indemnity reinsurance	619.5	547.7	529.1	510.8	543.4
Payables for collateral under securities loaned and derivatives	3,705.9	2,385.9	1,712.1	2,239.8	1,906.7
Other liabilities	8,589.9	7,945.3	9,630.8	10,598.2	2,985.9
Separate account liabilities	55,654.7	52,935.3	61,090.9	70,111.0	73,500.1
Total liabilities	155,159.0	150,103.4	157,969.5	169,833.7	165,733.1

Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Series B preferred stock	-	-	-	799.9	806.3
Common stock	7,035.3	7,033.5	7,681.5	7,841.7	7,839.9
Retained earnings	3,744.6	3,264.7	3,100.4	3,234.0	3,315.0
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	(2,654.5)	(2,699.5)	(1,448.8)	126.8	49.4
Unrealized other-than-temporary impairment on available-
for-sale securities	-	(75.2)	(117.7)	(121.8)	(115.1)
Net unrealized gain on derivative instruments	127.1	57.8	53.7	10.8	11.4
Foreign currency translation adjustment	6.3	23.2	91.5	68.2	2.9
Funded status of employee benefit plans	(282.4)	(281.4)	(286.1)	(304.5)	(210.0)
Total accumulated other comprehensive loss	(2,803.5)	(2,975.1)	(1,707.4)	(220.5)	(261.4)
Total stockholders' equity	7,976.8	7,323.5	9,074.9	11,655.5	11,700.2
Total Liabilities and Stockholders' Equity	$163,135.8	$157,426.9	$167,044.4	$181,489.2	$177,433.3

Share Data Per Common Share
Stockholders' equity per share (1)	$31.15	$28.59	$30.02	$35.91	$36.02
Book value, excluding AOCI (1)	42.09	40.20	35.67	36.64	36.89
Common shares outstanding - assuming conversion of Series A preferred shares (in millions)	256.1	256.2	302.3	302.3	302.4

(1)	These computations exclude Series B preferred stock balances as it is non-convertible.

12/31/2009							PAGE 14
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of December 31, 2009		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$21,113.4	$13,053.4	$35,072.6	$2,296.1	$8,407.2	$79,942.7
DAC and VOBA	2,381.0	537.7	6,412.0	159.5	19.4	9,509.6
Goodwill	439.8	20.2	2,188.5	274.3	90.7	3,013.5
DSI and other intangibles	320.6	4.6	85.0	-	118.2	528.4
Reinsurance recoverables	531.8	-	1,870.8	39.9	3,983.4	6,425.9
Separate account assets	55,286.9	12,949.6	5,088.3	-	175.3	73,500.1

Liabilities and Capital
Future contract benefits	1,439.0	2.6	6,434.7	1,446.3	5,964.8	15,287.4
Other contract holder funds	19,565.6	12,239.8	31,287.4	193.1	1,532.3	64,818.2

Allocated capital (3)	2,785.0	1,070.6	8,144.1	1,065.1	(1,103.2)	11,961.6

As of December 31, 2008

Assets
Allocated investments and cash and invested cash (2)	$23,175.5	$11,304.2	$31,934.0	$1,962.9	$3,721.7	$72,098.3
DAC and VOBA	2,976.9	883.3	7,383.5	145.9	13.7	11,403.3
Goodwill	1,039.8	20.2	2,188.5	274.3	173.6	3,696.4
DSI and other intangibles	260.7	4.6	89.0	-	169.5	523.8
Reinsurance recoverables	725.8	-	2,039.0	33.2	5,597.9	8,395.9
Separate accounts assets	40,849.5	10,579.7	4,063.5	-	162.0	55,654.7

Liabilities and Capital
Future contract benefits	3,958.0	24.8	6,379.9	1,378.4	6,690.2	18,431.3
Other contract holder funds	17,219.9	11,627.8	29,999.2	148.6	1,574.2	60,569.7

Allocated capital (3)	3,404.7	958.5	8,294.8	989.8	(2,867.5)	10,780.3

(1)	Includes inter-segment eliminations.
(2)	Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments.
These balances eliminate in consolidation.
(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

12/31/2009										PAGE 15
Retirement Solutions - Annuities
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums (1)	$33.7	$27.1	$32.5	$17.3	$11.9	-64.7%	$136.4	$88.8	-34.9%
Surrender charges	13.2	9.2	8.9	9.0	9.3	-29.5%	45.4	36.4	-19.8%
Expense assessments	207.7	172.5	187.3	214.3	230.1	10.8%	926.9	804.2	-13.2%
Net investment income	235.5	240.4	243.9	271.5	281.2	19.4%	971.7	1,037.0	6.7%
Operating realized gain (2)	10.6	11.5	11.6	14.9	15.8	49.1%	37.6	53.8	43.1%
Other revenues and fees (3)	66.6	61.0	68.3	71.2	80.6	21.0%	320.3	281.1	-12.2%
Total Operating Revenues	567.3	521.7	552.5	598.2	628.9	10.9%	2,438.3	2,301.3	-5.6%

Operating Expenses
Interest credited	206.3	163.6	170.4	175.9	172.5	-16.4%	703.9	682.4	-3.1%
Benefits (1)	81.6	75.8	67.0	51.5	47.5	-41.8%	214.9	241.8	12.5%
Underwriting, acquisition, insurance and other expenses	588.3	219.7	238.5	258.8	266.0	-54.8%	1,381.2	983.0	-28.8%
Total Operating Expenses	876.2	459.1	475.9	486.2	486.0	-44.5%	2,300.0	1,907.2	-17.1%

Income (loss) from operations before federal income tax expense (benefit)	(308.9)	62.6	76.6	112.0	142.9	146.3%	138.3	394.1	185.0%
Federal income tax expense (benefit)	(137.2)	(11.3)	11.2	17.5	23.2	116.9%	(54.9)	40.6	174.0%
Income (Loss) from Operations	$(171.7)	$73.9	$65.4	$94.5	$119.7	169.7%	$193.2	$353.5	83.0%

Effective Tax Rate	44.4%	-18.1%	14.6%	15.6%	16.2%		-39.7%	10.3%

Average Equity	$3,615.3	$3,193.4	$2,912.1	$2,814.2	$2,785.6		$3,585.8	$2,926.3
Return on Average Equity	-19.0%	9.3%	9.0%	13.4%	17.2%		5.4%	12.1%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	(118)	52	42	55	65	183	28	54	26

Operating Realized Gain (Loss)(2)
Indexed annuity net derivatives results (4)	$(0.5)	$(0.2)	$0.2	$0.4	$-	100.0%	$(0.5)	$0.4	180.0%
GLB (5)	11.1	11.7	11.4	14.5	15.8	42.3%	38.1	53.4	40.2%
Total Operating Realized Gain	$10.6	$11.5	$11.6	$14.9	$15.8	49.1%	$37.6	$53.8	43.1%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$132.7	$124.6	$157.2	$185.3	$161.1	21.4%	$645.6	$628.2	-2.7%
General and administrative expenses	86.8	72.1	76.2	82.5	85.9	-1.0%	330.0	316.7	-4.0%
Broker-dealer commissions and general and administrative expenses	73.3	64.1	69.2	73.6	81.1	10.6%	326.1	288.0	-11.7%
Taxes, licenses and fees	5.7	5.7	6.7	6.3	4.0	-29.8%	30.2	22.7	-24.8%
Total commissions and expenses incurred	298.5	266.5	309.3	347.7	332.1	11.3%	1,331.9	1,255.6	-5.7%
Less: commissions and expenses capitalized	(151.2)	(127.3)	(158.2)	(181.0)	(157.2)	-4.0%	(685.5)	(623.7)	9.0%
Amortization of DAC and VOBA, net of interest	441.0	80.5	87.4	92.1	91.1	-79.3%	734.8	351.1	-52.2%
Total Underwriting, Acquisition, Insurance and Other Expenses	$588.3	$219.7	$238.5	$258.8	$266.0	-54.8%	$1,381.2	$983.0	-28.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (6)	59	51	49	48	47	(12)	47	48	1

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income (loss) from operations.
(3)	Primarily broker-dealer revenues.
(4)	See note (1) on page 6 for details.
(5)	See note (2) on page 6 for details.
(6)	Includes distribution costs.

12/31/2009								PAGE 16
Retirement Solutions - Annuities
DAC, VOBA, DFEL and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2008	2009	2009	2009	2009	2008	2009
Balance as of beginning-of-period	$3,157.9	$2,976.9	$3,056.6	$2,698.1	$2,286.6	$2,477.0	$2,976.9
Inter-segment transfer	-	-	-	-	-	(6.9)	-
Deferrals	151.2	127.3	158.2	181.0	157.2	685.5	623.7
Amortization, net of interest:
Unlocking	(377.2)	(17.8)	5.0	5.1	16.2	(391.4)	8.5
Amortization, net of interest, excluding unlocking	(63.8)	(62.7)	(92.4)	(97.2)	(107.3)	(343.4)	(359.6)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(289.8)	46.8	70.8	88.9	66.1	(49.3)	272.6
Amortization, net of interest, associated with benefit ratio unlocking	40.3	19.8	(16.9)	(11.0)	(0.9)	58.9	(9.0)
Adjustment related to realized (gains) losses	(232.7)	(18.2)	22.5	26.2	43.9	(275.2)	74.4
Adjustment related to unrealized (gains) losses	301.2	31.3	(434.9)	(515.6)	(14.7)	772.4	(933.9)
Balance as of End-of-Period	$2,976.9	$3,056.6	$2,698.1	$2,286.6	$2,381.0	$2,976.9	$2,381.0

DFEL
Balance as of beginning-of-period	$160.5	$130.3	$134.5	$146.5	$162.2	$130.9	$130.3
Deferrals	11.4	10.6	12.3	15.8	17.6	49.7	56.3
Amortization, net of interest:
Unlocking	(32.3)	(2.0)	(0.2)	(2.8)	0.9	(32.2)	(4.1)
Amortization, net of interest, excluding unlocking	(1.0)	(0.7)	1.1	1.0	1.8	(10.0)	3.2
Deferrals, net of amortization included in operating expense assessments	(21.9)	7.9	13.2	14.0	20.3	7.5	55.4
Amortization, net of interest, associated with benefit ratio unlocking	7.1	4.1	0.2	(0.2)	-	9.3	4.1
Adjustment related to realized gains (losses)	(15.4)	(7.6)	(1.4)	1.8	(0.4)	(17.4)	(7.6)
Adjustment related to unrealized gains (losses)	-	(0.2)	-	0.1	-	-	(0.1)
Balance as of End-of-Period	$130.3	$134.5	$146.5	$162.2	$182.1	$130.3	$182.1

DSI
Balance as of beginning-of-period	$326.3	$260.7	$277.2	$286.6	$302.4	$278.8	$260.7
Inter-segment transfer	-	-	-	-	-	(1.3)	-
Deferrals	18.8	15.7	18.7	20.0	21.0	95.2	75.4
Amortization, net of interest:
Unlocking	(43.4)	(1.7)	(0.2)	3.6	2.6	(44.5)	4.3
Amortization, net of interest, excluding unlocking	(5.0)	(4.7)	(9.7)	(10.2)	(6.4)	(27.8)	(31.0)
Deferrals, net of amortization included in operating interest credited	(29.6)	9.3	8.8	13.4	17.2	22.9	48.7
Amortization, net of interest, associated with benefit ratio unlocking	4.9	2.4	(1.7)	(1.1)	(0.1)	6.3	(0.5)
Adjustment related to realized (gains) losses	(40.9)	4.7	2.9	3.1	2.0	(46.0)	12.7
Adjustment related to unrealized (gains) losses	-	0.1	(0.6)	0.4	(0.9)	-	(1.0)
Balance as of End-of-Period	$260.7	$277.2	$286.6	$302.4	$320.6	$260.7	$320.6

12/31/2009									PAGE 17
Retirement Solutions - Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Fixed Annuities
Balance as of beginning-of-period	$17.689	$17.655	$17.854	$18.596	$19.766	11.7%	$17.822	$17.655	-0.9%
Gross deposits	1.233	1.361	1.774	2.025	1.195	-3.1%	5.040	6.355	26.1%
Withdrawals and deaths	(0.836)	(0.765)	(0.646)	(0.501)	(0.523)	37.4%	(2.828)	(2.435)	13.9%
Net flows	0.397	0.596	1.128	1.524	0.672	69.3%	2.212	3.920	77.2%
Transfers to variable annuities	(0.581)	(0.558)	(0.582)	(0.610)	(0.726)	-25.0%	(2.799)	(2.476)	11.5%
Inter-segment transfer	-	-	-	-	-	NM	(0.089)	-	100.0%
Interest credited	0.132	0.145	0.177	0.237	0.207	56.8%	0.414	0.766	85.0%
Sales inducements deferred	0.018	0.016	0.019	0.019	0.021	16.7%	0.095	0.075	-21.1%
Balance as of End-of-Period (Gross)	17.655	17.854	18.596	19.766	19.940	12.9%	17.655	19.940	12.9%
Reinsurance ceded	(1.125)	(1.094)	(1.065)	(1.049)	(1.027)	8.7%	(1.125)	(1.027)	8.7%
Balance as of End-of-Period (Net of Ceded) (1)	$16.530	$16.760	$17.531	$18.717	$18.913	14.4%	$16.530	$18.913	14.4%

Variable Annuities
Balance as of beginning-of-period	$49.982	$40.925	$39.301	$45.523	$52.429	4.9%	$58.643	$40.925	-30.2%
Gross deposits	1.087	0.827	0.851	1.063	1.266	16.5%	6.690	4.007	-40.1%
Withdrawals and deaths	(1.108)	(0.993)	(0.944)	(0.977)	(1.120)	-1.1%	(4.814)	(4.034)	16.2%
Net flows	(0.021)	(0.166)	(0.093)	0.086	0.146	NM	1.876	(0.027)	NM
Transfers from fixed annuities	0.579	0.558	0.582	0.609	0.726	25.4%	2.798	2.475	-11.5%
Inter-segment transfer	-	-	-	-	-	NM	(0.206)	-	100.0%
Investment increase and change in market value	(9.615)	(2.016)	5.733	6.211	2.067	121.5%	(22.186)	11.995	154.1%
Balance as of End-of-Period (2)	$40.925	$39.301	$45.523	$52.429	$55.368	35.3%	$40.925	$55.368	35.3%

Total Annuities
Balance as of beginning-of-period	$67.671	$58.580	$57.155	$64.119	$72.195	6.7%	$76.465	$58.580	-23.4%
Gross deposits	2.320	2.188	2.625	3.088	2.461	6.1%	11.730	10.362	-11.7%
Withdrawals and deaths	(1.944)	(1.758)	(1.590)	(1.478)	(1.643)	15.5%	(7.642)	(6.469)	15.3%
Net flows	0.376	0.430	1.035	1.610	0.818	117.6%	4.088	3.893	-4.8%
Transfers between fixed and variable accounts	(0.002)	-	-	(0.001)	-	100.0%	(0.001)	(0.001)	0.0%
Inter-segment transfer	-	-	-	-	-	NM	(0.295)	-	100.0%
Interest credited and change in market value	(9.483)	(1.871)	5.910	6.448	2.274	124.0%	(21.772)	12.761	158.6%
Sales inducements deferred	0.018	0.016	0.019	0.019	0.021	16.7%	0.095	0.075	-21.1%
Balance as of End-of-Period (Gross)	58.580	57.155	64.119	72.195	75.308	28.6%	58.580	75.308	28.6%
Reinsurance ceded	(1.125)	(1.094)	(1.065)	(1.049)	(1.027)	8.7%	(1.125)	(1.027)	8.7%
Balance as of End-of-Period (Net of Ceded)	$57.455	$56.061	$63.054	$71.146	$74.281	29.3%	$57.455	$74.281	29.3%

Variable Annuities Under Agreement - Included Above	$0.076	$0.069	$0.076	$0.082	$0.082	7.9%	$0.076	$0.082	7.9%

Incremental Deposits: (3)
Fixed annuities	$1.225	$1.358	$1.774	$2.023	$1.194	-2.5%	$5.011	$6.349	26.7%
Variable annuities	1.076	0.824	0.849	1.059	1.263	17.4%	6.608	3.995	-39.5%
Total Incremental Deposits	$2.301	$2.182	$2.623	$3.082	$2.457	6.8%	$11.619	$10.344	-11.0%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

12/31/2009									PAGE 18
Retirement Solutions - Annuities
Account Value Information
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Fixed Annuities, Excluding Fixed Portion of Variable
Contracts
Deposits	$0.142	$0.235	$0.248	$0.414	$0.082	-42.3%	$0.528	$0.979	85.4%
Withdrawals and deaths	(0.504)	(0.397)	(0.328)	(0.283)	(0.299)	40.7%	(1.837)	(1.307)	28.9%
Net flows	$(0.362)	$(0.162)	$(0.080)	$0.131	$(0.217)	40.1%	$(1.309)	$(0.328)	74.9%

Gross fixed contract account values	$9.035	$8.959	$8.981	$9.219	$9.102	0.7%	$9.035	$9.102	0.7%
Reinsurance ceded	(1.125)	(1.094)	(1.065)	(1.049)	(1.027)	8.7%	(1.125)	(1.027)	8.7%
Net fixed contract account values	$7.910	$7.865	$7.916	$8.170	$8.075	2.1%	$7.910	$8.075	2.1%

Indexed Annuities
Deposits	$0.289	$0.367	$0.651	$0.846	$0.318	10.0%	$1.078	$2.182	102.4%
Withdrawals and deaths	(0.142)	(0.214)	(0.187)	(0.115)	(0.120)	15.5%	(0.441)	(0.636)	-44.2%
Net flows	$0.147	$0.153	$0.464	$0.731	$0.198	34.7%	$0.637	$1.546	142.7%

Indexed Annuity Account Values	$5.003	$5.195	$5.716	$6.557	$6.839	36.7%	$5.003	$6.839	36.7%

Fixed Portion of Variable Contracts
Deposits	$0.802	$0.759	$0.875	$0.765	$0.795	-0.9%	$3.433	$3.194	-7.0%
Withdrawals and deaths	(0.191)	(0.155)	(0.131)	(0.104)	(0.103)	46.1%	(0.549)	(0.493)	10.2%
Net flows	$0.611	$0.604	$0.744	$0.661	$0.692	13.3%	$2.884	$2.701	-6.3%

Fixed Portion of Variable Contract Account Values	$3.617	$3.699	$3.899	$3.990	$3.999	10.6%	$3.617	$3.999	10.6%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$1.890	$1.586	$1.726	$1.829	$2.060	9.0%	$10.123	$7.201	-28.9%
Withdrawals and deaths	(1.300)	(1.148)	(1.075)	(1.082)	(1.222)	6.0%	(5.362)	(4.527)	15.6%
Net flows	$0.590	$0.438	$0.651	$0.747	$0.838	42.0%	$4.761	$2.674	-43.8%

Variable Contract Account Values	$44.542	$43.000	$49.422	$56.419	$59.367	33.3%	$44.542	$59.367	33.3%

Average Daily Variable Annuity Separate Account Values	$40.743	$39.035	$43.828	$49.135	$54.013	32.6%	$52.111	$46.551	-10.7%

12/31/2009										PAGE 19
Retirement Solutions - Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and
other, net of investment expenses (2)	5.65%	5.28%	5.44%	5.68%	5.59%	(6)	5.79%	5.50%	(29)
Commercial mortgage loan prepayment and bond make whole premiums	0.02%	0.00%	0.01%	0.02%	0.08%	6	0.02%	0.03%	1
Alternative investments	-0.04%	-0.01%	0.00%	0.01%	0.00%	4	-0.01%	0.00%	1
Net investment income yield on reserves	5.63%	5.27%	5.45%	5.71%	5.67%	4	5.80%	5.53%	(27)
Interest rate credited to contract holders	3.87%	3.85%	3.81%	3.80%	3.65%	(22)	3.84%	3.77%	(7)
Interest rate spread	1.76%	1.42%	1.64%	1.91%	2.02%	26	1.96%	1.76%	(20)

Variable Annuity Expense Assessments
(in millions) (3)	$251.7	$213.8	$234.6	$265.7	$287.4	14.2%	$1,088.3	$1,001.5	-8.0%

GLB Expense Assessments (in millions) (4)	$46.2	$47.9	$50.6	$54.7	$58.9	27.5%	$174.0	$212.1	21.9%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income (loss) from operations (5)	$18.3	$16.2	$16.9	$17.5	$18.6	1.6%	$69.0	$69.2	0.3%
Attributed fee excluded from operating revenues and income(loss) from operations (6)	25.7	25.5	30.6	34.3	37.9	47.5%	92.6	128.3	38.6%
Total Attributed Fees on GLB	$44.0	$41.7	$47.5	$51.8	$56.5	28.4%	$161.6	$197.5	22.2%

GLB Account Values by Type (7)
Guaranteed withdrawal benefits (8)	$14.785	$14.910	$17.973	$21.462	$23.500	58.9%	$14.785	$23.500	58.9%
Guaranteed income benefits (9)	6.780	6.623	7.708	8.835	9.333	37.7%	6.780	9.333	37.7%
Total GLB Account Values	$21.565	$21.533	$25.681	$30.297	$32.833	52.3%	$21.565	$32.833	52.3%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended March 2009, June 2009, September 2009, December 2009 and the year ended December 2009 reduced our yields by approximately 40 bps, 33 bps, 3 bps, 5 bps and 20 bps, respectively.
(3)	Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on
GLB, as described in footnotes 5 and 6 and disclosed above.
(4)	Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in footnotes 5 and 6 and disclosed above.
(5)	Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments. See note (2) on page 6 for further discussion.
(6)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (5) on page 6 for further discussion.
(7)	As of March 31, 2009, we modified our presentation of these period end balances to reflect the amounts net of reinsurance and adjusted all prior periods accordingly.
(8)	Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(9)	For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.
This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

12/31/2009									PAGE 20
Retirement Solutions - Defined Contribution
Income Statements, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Operating Revenues
Surrender charges	$1.5	$1.0	$1.3	$1.3	$0.9	-40.0%	$6.2	$4.5	-27.4%
Expense assessments	42.7	39.6	43.4	46.5	48.8	14.3%	215.9	178.3	-17.4%
Net investment income	167.6	175.5	175.6	189.8	190.6	13.7%	695.0	731.5	5.3%
Operating realized gain (1)	0.1	0.1	0.1	0.1	0.1	0.0%	0.2	0.4	100.0%
Other revenues and fees	2.6	2.3	3.1	2.9	3.3	26.9%	15.0	11.6	-22.7%
Total Operating Revenues	214.5	218.5	223.5	240.6	243.7	13.6%	932.3	926.3	-0.6%

Operating Expenses
Interest credited	109.8	111.5	112.0	110.9	111.1	1.2%	429.5	445.5	3.7%
Benefits	9.2	(1.8)	(0.7)	(0.3)	(0.2)	NM	9.3	(3.0)	NM
Underwriting, acquisition, insurance and other expenses	112.8	72.4	73.9	70.6	83.4	-26.1%	341.4	300.3	-12.0%
Total Operating Expenses	231.8	182.1	185.2	181.2	194.3	-16.2%	780.2	742.8	-4.8%

Income (loss) from operations before federal income tax expense (benefit)	(17.3)	36.4	38.3	59.4	49.4	NM	152.1	183.5	20.6%
Federal income tax expense (benefit)	(16.2)	6.6	10.6	16.8	16.1	199.4%	29.3	50.1	71.0%
Income (Loss) from Operations	$(1.1)	$29.8	$27.7	$42.6	$33.3	NM	$122.8	$133.4	8.6%

Effective Tax Rate	93.6%	18.1%	27.7%	28.3%	32.6%		19.3%	27.3%

Average Equity	$964.6	$1,009.7	$1,050.0	$1,025.2	$1,040.8		$941.6	$1,031.4
Return on Average Equity	(0.5%)	11.8%	10.6%	16.6%	12.8%		13.0%	12.9%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	(1)	42	37	52	38	39	37	44	7

Operating Realized Gain (1)
GLB (2)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.2	$0.4	100.0%
Total Operating Realized Gain	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.2	$0.4	100.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$16.0	$14.0	$15.5	$16.4	$18.1	13.1%	$72.3	$64.0	-11.5%
General and administrative expenses	63.3	53.6	53.7	53.3	59.2	-6.5%	219.9	219.8	0.0%
Taxes, licenses and fees	2.8	3.6	3.0	2.7	2.9	3.6%	13.3	12.2	-8.3%
Total commissions and expenses incurred	82.1	71.2	72.2	72.4	80.2	-2.3%	305.5	296.0	-3.1%
Less: commissions and expenses capitalized	(28.2)	(18.3)	(17.0)	(15.4)	(17.9)	36.5%	(93.7)	(68.6)	26.8%
Amortization of DAC and VOBA, net of interest	58.9	19.5	18.7	13.6	21.1	-64.2%	129.6	72.9	-43.8%
Total Underwriting, Acquisition, Insurance and Other Expenses	$112.8	$72.4	$73.9	$70.6	$83.4	-26.1%	$341.4	$300.3	-12.0%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (3)	86	76	71	65	68	(18)	65	72	7

DAC and VOBA
Balance as of beginning-of-period	$744.8	$883.3	$918.2	$762.7	$550.4		$513.8	$883.3
Inter-segment transfer	-	-	-	-	-		6.9	-
Deferrals	28.2	18.3	17.0	15.4	17.9		93.7	68.6
Amortization, net of interest:
Unlocking	(47.7)	(2.2)	0.1	7.8	0.1		(52.9)	5.8
Amortization, net of interest, excluding unlocking	(11.2)	(17.3)	(18.8)	(21.4)	(21.2)		(76.7)	(78.7)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(30.7)	(1.2)	(1.7)	1.8	(3.2)		(35.9)	(4.3)
Amortization, net of interest, associated with benefit ratio unlocking	1.4	1.6	(2.0)	(1.1)	(0.2)		1.4	(1.7)
Adjustment related to realized (gains) losses	5.1	2.5	5.6	2.3	0.8		11.4	11.2
Adjustment related to unrealized (gains) losses	162.7	32.0	(157.4)	(215.3)	(10.1)		385.7	(350.8)
Balance as of End-of-Period	$883.3	$918.2	$762.7	$550.4	$537.7		$883.3	$537.7

DSI
Balance as of beginning-of-period	$2.0	$2.0	$2.2	$2.5	$2.6		$0.4	$2.0
Inter-segment transfer	-	-	-	-	-		1.3	-
Deferrals	0.2	0.3	0.4	0.2	0.1		0.6	1.0
Amortization, net of interest:
Unlocking	(0.1)	-	-	0.1	-		(0.1)	0.1
Amortization, net of interest, excluding unlocking	-	(0.1)	(0.1)	(0.2)	(0.1)		(0.2)	(0.5)
Deferrals, net of amortization included in operating interest credited	0.1	0.2	0.3	0.1	-		0.3	0.6
Amortization, net of interest, associated with benefit ratio unlocking	-	-	-	-	-		-	-
Adjustment related to realized (gains) losses	(0.1)	-	-	-	0.1		-	0.1
Balance as of End-of-Period	$2.0	$2.2	$2.5	$2.6	$2.7		$2.0	$2.7

(1)	Included in income (loss) from operations.
(2)	See note (2) on page 6 for details.
(3)	Includes distribution costs.

12/31/2009									PAGE 21
Retirement Solutions - Defined Contribution
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Fixed Annuities
Balance as of beginning-of-period	$11.418	$11.638	$11.924	$12.070	$12.158	6.5%	$10.889	$11.638	6.9%
Gross deposits	0.279	0.409	0.328	0.306	0.299	7.2%	1.181	1.342	13.6%
Withdrawals and deaths	(0.387)	(0.383)	(0.326)	(0.327)	(0.368)	4.9%	(1.548)	(1.404)	9.3%
Net flows	(0.108)	0.026	0.002	(0.021)	(0.069)	36.1%	(0.367)	(0.062)	83.1%
Transfers from variable annuities	0.214	0.150	0.037	(0.003)	0.044	-79.4%	0.595	0.228	-61.7%
Inter-segment transfer	-	-	-	-	-	NM	0.089	-	-100.0%
Interest credited	0.114	0.110	0.107	0.112	0.113	-0.9%	0.432	0.442	2.3%
Balance as of End-of-Period (1)	$11.638	$11.924	$12.070	$12.158	$12.246	5.2%	$11.638	$12.246	5.2%

Variable Annuities
Balance as of beginning-of-period	$13.480	$10.588	$9.721	$11.102	$12.620	-6.4%	$17.876	$10.588	-40.8%
Gross deposits	0.403	0.418	0.368	0.387	0.413	2.5%	2.170	1.586	-26.9%
Withdrawals and deaths	(0.506)	(0.412)	(0.416)	(0.471)	(0.589)	-16.4%	(2.708)	(1.888)	30.3%
Net flows	(0.103)	0.006	(0.048)	(0.084)	(0.176)	-70.9%	(0.538)	(0.302)	43.9%
Transfers to fixed annuities	(0.143)	(0.166)	(0.019)	0.021	(0.012)	91.6%	(0.461)	(0.176)	61.8%
Inter-product transfer (2)	-	-	-	-	-	NM	(0.553)	-	100.0%
Inter-segment transfer	-	-	-	-	-	NM	0.206	-	-100.0%
Investment increase and change in market value	(2.646)	(0.707)	1.448	1.581	0.521	119.7%	(5.942)	2.843	147.8%
Balance as of End-of-Period (3)	$10.588	$9.721	$11.102	$12.620	$12.953	22.3%	$10.588	$12.953	22.3%

Total Annuities
Balance as of beginning-of-period	$24.898	$22.226	$21.645	$23.172	$24.778	-0.5%	$28.765	$22.226	-22.7%
Gross deposits	0.682	0.827	0.696	0.693	0.712	4.4%	3.351	2.928	-12.6%
Withdrawals and deaths	(0.893)	(0.795)	(0.742)	(0.798)	(0.957)	-7.2%	(4.256)	(3.292)	22.7%
Net flows	(0.211)	0.032	(0.046)	(0.105)	(0.245)	-16.1%	(0.905)	(0.364)	59.8%
Transfers between fixed and variable accounts	0.071	(0.016)	0.018	0.018	0.032	-54.9%	0.134	0.052	-61.2%
Inter-product transfer (2)	-	-	-	-	-	NM	(0.553)	-	100.0%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Interest credited and change in market value	(2.532)	(0.597)	1.555	1.693	0.634	125.0%	(5.510)	3.285	159.6%
Balance as of End-of-Period	$22.226	$21.645	$23.172	$24.778	$25.199	13.4%	$22.226	$25.199	13.4%

Alliance and Smart Future Mutual Funds
Balance as of beginning-of-period	$7.675	$6.652	$6.848	$8.155	$9.544	24.4%	$7.293	$6.652	-8.8%
Plan/participant rollovers	0.249	0.338	0.071	0.057	0.086	-65.5%	0.970	0.552	-43.1%
Additional contributions	0.310	0.396	0.363	0.353	0.360	16.1%	1.226	1.472	20.1%
Gross deposits	0.559	0.734	0.434	0.410	0.446	-20.2%	2.196	2.024	-7.8%
Withdrawals and deaths	(0.177)	(0.109)	(0.132)	(0.161)	(0.263)	-48.6%	(0.510)	(0.665)	-30.4%
Net flows	0.382	0.625	0.302	0.249	0.183	-52.1%	1.686	1.359	-19.4%
Transfers	(0.079)	-	(0.008)	(0.003)	(0.032)	59.5%	(0.199)	(0.043)	78.4%
Inter-product transfer (2)	-	-	-	-	-	NM	0.553	-	-100.0%
Interest credited and change in market value	(1.326)	(0.429)	1.013	1.143	0.408	130.8%	(2.681)	2.135	179.6%
Balance as of End-of-Period (4)	$6.652	$6.848	$8.155	$9.544	$10.103	51.9%	$6.652	$10.103	51.9%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$32.573	$28.878	$28.493	$31.327	$34.322	5.4%	$36.058	$28.878	-19.9%
Gross deposits	1.241	1.561	1.130	1.103	1.158	-6.7%	5.547	4.952	-10.7%
Withdrawals and deaths	(1.070)	(0.904)	(0.874)	(0.959)	(1.220)	-14.0%	(4.766)	(3.957)	17.0%
Net flows	0.171	0.657	0.256	0.144	(0.062)	NM	0.781	0.995	27.4%
Transfers	(0.008)	(0.016)	0.010	0.015	-	100.0%	(0.065)	0.009	113.8%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Interest credited and change in market value	(3.858)	(1.026)	2.568	2.836	1.042	127.0%	(8.191)	5.420	166.2%
Balance as of End-of-Period	$28.878	$28.493	$31.327	$34.322	$35.302	22.2%	$28.878	$35.302	22.2%

Variable Annuities Under Agreement - Included Above	$0.008	$0.007	$0.008	$0.009	$0.009	12.5%	$0.008	$0.009	12.5%

Incremental Deposits: (5)
Fixed annuities	$0.361	$0.407	$0.327	$0.305	$0.298	-17.5%	$1.129	$1.337	18.4%
Variable annuities	0.398	0.418	0.367	0.387	0.413	3.8%	2.142	1.585	-26.0%
Total annuities incremental deposits	0.759	0.825	0.694	0.692	0.711	-6.3%	3.271	2.922	-10.7%
Total Alliance mutual funds incremental deposits	0.560	0.734	0.434	0.410	0.446	-20.4%	2.196	2.024	-7.8%
Total Incremental Deposits	$1.319	$1.559	$1.128	$1.102	$1.157	-12.3%	$5.467	$4.946	-9.5%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $653 million, of which $100 million transferred within fixed annuities and therefore is not depicted on this roll forward.
(3)	Excludes the fixed portion of variable annuities.
(4)	Represents amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance
Sheets, as we do not have any ownership interest in them.
(5)	Represents gross deposits reduced by transfers from other Lincoln products.

12/31/2009									PAGE 22
Retirement Solutions - Defined Contribution
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$5.790	$4.888	$4.710	$5.234	$5.785	-0.1%	$7.798	$4.888	-37.3%
Gross deposits	0.255	0.306	0.256	0.290	0.305	19.6%	1.531	1.157	-24.4%
Withdrawals and deaths	(0.311)	(0.266)	(0.268)	(0.319)	(0.420)	-35.0%	(1.741)	(1.273)	26.9%
Net flows	(0.056)	0.040	(0.012)	(0.029)	(0.115)	NM	(0.210)	(0.116)	44.8%
Transfers between fixed and variable accounts	0.004	(0.004)	-	-	0.002	-50.0%	(0.008)	(0.002)	75.0%
Inter-product transfer (1)	-	-	-	-	-	NM	(0.653)	-	100.0%
Investment increase and change in market value	(0.850)	(0.214)	0.536	0.580	0.191	122.5%	(2.039)	1.093	153.6%
Balance as of End-of-Period	$4.888	$4.710	$5.234	$5.785	$5.863	19.9%	$4.888	$5.863	19.9%

Total Mid - Large Segment
Balance as of beginning-of-period	$10.310	$9.540	$9.920	$11.425	$12.972	25.8%	$9.463	$9.540	0.8%
Gross deposits	0.729	1.026	0.661	0.617	0.650	-10.8%	2.933	2.954	0.7%
Withdrawals and deaths	(0.191)	(0.233)	(0.211)	(0.259)	(0.407)	NM	(0.871)	(1.110)	-27.4%
Net flows	0.538	0.793	0.450	0.358	0.243	-54.8%	2.062	1.844	-10.6%
Transfers between fixed and variable accounts	(0.011)	(0.013)	0.010	0.016	(0.001)	90.9%	(0.055)	0.012	121.8%
Inter-product transfer (1)	-	-	-	-	-	NM	0.653	-	-100.0%
Investment increase and change in market value	(1.297)	(0.400)	1.045	1.173	0.439	133.8%	(2.583)	2.257	187.4%
Balance as of End-of-Period	$9.540	$9.920	$11.425	$12.972	$13.653	43.1%	$9.540	$13.653	43.1%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$16.473	$14.450	$13.863	$14.668	$15.565	-5.5%	$18.797	$14.450	-23.1%
Gross deposits	0.257	0.229	0.213	0.196	0.203	-21.0%	1.083	0.841	-22.3%
Withdrawals and deaths	(0.568)	(0.405)	(0.395)	(0.381)	(0.393)	30.8%	(2.154)	(1.574)	26.9%
Net flows	(0.311)	(0.176)	(0.182)	(0.185)	(0.190)	38.9%	(1.071)	(0.733)	31.6%
Transfers between fixed and variable accounts	(0.001)	0.001	-	(0.001)	(0.001)	0.0%	(0.002)	(0.001)	50.0%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Investment increase and change in market value	(1.711)	(0.412)	0.987	1.083	0.412	124.1%	(3.569)	2.070	158.0%
Balance as of End-of-Period	$14.450	$13.863	$14.668	$15.565	$15.786	9.2%	$14.450	$15.786	9.2%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$32.573	$28.878	$28.493	$31.327	$34.322	5.4%	$36.058	$28.878	-19.9%
Gross deposits	1.241	1.561	1.130	1.103	1.158	-6.7%	5.547	4.952	-10.7%
Withdrawals and deaths	(1.070)	(0.904)	(0.874)	(0.959)	(1.220)	-14.0%	(4.766)	(3.957)	17.0%
Net flows	0.171	0.657	0.256	0.144	(0.062)	NM	0.781	0.995	27.4%
Transfers between fixed and variable accounts	(0.008)	(0.016)	0.010	0.015	-	100.0%	(0.065)	0.009	113.8%
Inter-segment transfer	-	-	-	-	-	NM	0.295	-	-100.0%
Investment increase and change in market value	(3.858)	(1.026)	2.568	2.836	1.042	127.0%	(8.191)	5.420	166.2%
Balance as of End-of-Period (2)	$28.878	$28.493	$31.327	$34.322	$35.302	22.2%	$28.878	$35.302	22.2%

(1)	On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $653 million.
(2)	Includes mutual fund account values. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

12/31/2009									PAGE 23
Retirement Solutions - Defined Contribution
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.189	$0.316	$0.244	$0.227	$0.224	18.5%	$0.812	$1.011	24.5%
Withdrawals and deaths	(0.016)	(0.185)	(0.132)	(0.149)	(0.201)	NM	(0.557)	(0.667)	-19.7%
Net flows	$0.173	$0.131	$0.112	$0.078	$0.023	-86.7%	$0.255	$0.344	34.9%

Fixed Contract Account Values	$5.601	$5.773	$5.879	$6.030	$6.139	9.6%	$5.601	$6.139	9.6%

Fixed Portion of Variable Contracts
Deposits	$0.090	$0.093	$0.084	$0.079	$0.075	-16.7%	$0.369	$0.331	-10.3%
Withdrawals and deaths	(0.371)	(0.198)	(0.194)	(0.178)	(0.167)	55.0%	(0.991)	(0.737)	25.6%
Net flows	$(0.281)	$(0.105)	$(0.110)	$(0.099)	$(0.092)	67.3%	$(0.622)	$(0.406)	34.7%

Fixed Portion of Variable Contract Account Values	$6.037	$6.150	$6.191	$6.128	$6.107	1.2%	$6.037	$6.107	1.2%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$0.493	$0.511	$0.452	$0.466	$0.488	-1.0%	$2.538	$1.917	-24.5%
Withdrawals and deaths	(0.877)	(0.610)	(0.610)	(0.649)	(0.756)	13.8%	(3.698)	(2.625)	29.0%
Net flows	$(0.384)	$(0.099)	$(0.158)	$(0.183)	$(0.268)	30.2%	$(1.160)	$(0.708)	39.0%

Variable Contract Account Values	$16.625	$15.872	$17.293	$18.748	$19.060	14.6%	$16.625	$19.060	14.6%

Average Daily Variable Annuity Separate Account Values	$10.666	$9.846	$10.768	$11.881	$12.726	19.3%	$14.935	$11.315	-24.2%

						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change

Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (2)	5.84%	5.70%	5.79%	5.85%	5.72%	(12)	5.89%	5.76%	(13)
Commercial mortgage loan prepayment and bond make whole premiums	0.00%	0.00%	0.01%	0.08%	0.08%	8	0.06%	0.04%	(2)
Alternative investments	-0.14%	-0.01%	-0.02%	0.03%	0.02%	16	-0.05%	0.01%	6
Net investment income yield on reserves	5.70%	5.69%	5.78%	5.96%	5.82%	12	5.90%	5.81%	(9)
Interest rate credited to contract holders	3.79%	3.78%	3.73%	3.66%	3.63%	(16)	3.79%	3.70%	(9)
Interest rate spread	1.91%	1.91%	2.05%	2.30%	2.19%	28	2.11%	2.11%	-

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.
(2)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets.
The increased cash and short-term investment balances for the three months ended March 2009, June 2009, September 2009, December 2009 and the year ended
December 2009 reduced our yields by approximately 16 bps, 18 bps, 11 bps, 6 bps and 13 bps, respectively.

12/31/2009										PAGE 24
Insurance Solutions - Life Insurance
Income Statements, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums	$93.6	$90.5	$93.3	$93.5	$115.2	23.1%	$360.4	$392.5	8.9%
Surrender charges	18.1	21.6	26.7	32.8	30.5	68.5%	70.2	111.6	59.0%
Mortality assessments	339.1	344.1	320.0	317.1	317.6	-6.3%	1,320.4	1,298.8	-1.6%
Expense assessments	137.6	116.5	103.0	144.1	127.4	-7.4%	489.9	491.0	0.2%
Net investment income	446.9	497.7	453.3	495.3	528.2	18.2%	1,987.8	1,974.5	-0.7%
Amortization of deferred loss on business sold throughreinsurance	-	-	(0.7)	(0.7)	1.4	NM	-	-	NM
Other revenues and fees	7.5	5.8	6.6	7.0	5.6	-25.3%	30.5	25.0	-18.0%
Total Operating Revenues	1,042.8	1,076.2	1,002.2	1,089.1	1,125.9	8.0%	4,259.2	4,293.4	0.8%

Operating Expenses
Interest credited	300.7	302.8	290.8	292.9	297.7	-1.0%	1,202.5	1,184.2	-1.5%
Benefits	365.9	355.7	323.0	320.7	374.6	2.4%	1,372.0	1,374.0	0.1%
Underwriting, acquisition, insurance and other expenses	255.7	224.0	191.7	283.9	221.5	-13.4%	876.6	921.1	5.1%
Total Operating Expenses	922.3	882.5	805.5	897.5	893.8	-3.1%	3,451.1	3,479.3	0.8%

Income from operations before federal income tax expense	120.5	193.7	196.7	191.6	232.1	92.6%	808.1	814.1	0.7%
Federal income tax expense	38.0	51.5	63.8	55.1	74.5	96.1%	267.3	244.9	-8.4%
Income from Operations	$82.5	$142.2	$132.9	$136.5	$157.6	91.0%	$540.8	$569.2	5.3%

Effective Tax Rate	31.5%	26.6%	32.4%	28.8%	32.1%		33.1%	30.1%

Average Equity	$8,263.8	$8,235.3	$7,980.9	$8,053.3	$8,148.8		$8,166.5	$8,104.6
Return on Average Equity	4.0%	6.9%	6.7%	6.8%	7.7%		6.6%	7.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$210.5	$176.9	$141.9	$159.0	$197.8	-6.0%	$794.7	$675.6	-15.0%
General and administrative expenses	116.0	110.2	109.5	112.5	122.4	5.5%	424.0	454.6	7.2%
Taxes, licenses and fees	25.0	33.3	22.9	30.7	28.5	14.0%	119.7	115.4	-3.6%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	4.0	4.0	0.0%
Total commissions and expenses incurred	352.5	321.4	275.3	303.2	349.7	-0.8%	1,342.4	1,249.6	-6.9%
Less: commissions and expenses capitalized	(272.5)	(224.5)	(197.5)	(213.4)	(264.2)	3.0%	(1,016.3)	(899.6)	11.5%
Amortization of DAC and VOBA, net of interest	175.7	127.1	113.9	194.1	136.0	-22.6%	550.5	571.1	3.7%
Total Underwriting, Acquisition, Insurance and Other Expenses	$255.7	$224.0	$191.7	$283.9	$221.5	-13.4%	$876.6	$921.1	5.1%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	145	139	144	145	155	10	131	141	10

DAC and VOBA
Balance as of beginning-of-period	$6,947.8	$7,383.5	$7,265.0	$6,830.9	$6,173.4		$5,691.7	$7,383.5
Business sold through reinsurance	-	(292.9)	-	-	-		-	(292.9)
Deferrals	272.5	224.5	197.5	213.4	264.2		1,016.3	899.6
Amortization, net of interest:
Unlocking	(84.0)	(12.6)	(5.5)	(52.8)	(3.7)		(55.6)	(74.6)
Other amortization, net of interest, excluding unlocking	(91.7)	(114.5)	(108.4)	(141.3)	(132.3)		(494.9)	(496.5)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	96.8	97.4	83.6	19.3	128.2		465.8	328.5
Adjustment related to realized losses	76.3	20.0	41.1	1.7	38.3		147.1	101.1
Adjustment related to unrealized (gains) losses	262.6	57.0	(558.8)	(678.5)	72.1		1,078.9	(1,108.2)
Balance as of End-of-Period	$7,383.5	$7,265.0	$6,830.9	$6,173.4	$6,412.0		$7,383.5	$6,412.0

DFEL
Balance as of beginning-of-period	$840.2	$888.7	$941.4	$1,014.0	$1,057.8		$672.6	$888.7
Business sold through reinsurance	-	(11.0)	-	-	-		-	(11.0)
Deferrals	102.6	96.9	100.3	108.2	133.8		378.5	439.2
Amortization, net of interest:
Unlocking	(24.0)	(2.9)	(0.7)	(27.9)	(3.0)		(22.0)	(34.5)
Other amortization, net of interest, excluding unlocking	(30.1)	(32.1)	(29.6)	(37.7)	(36.0)		(140.4)	(135.4)
Deferrals, net of amortization included in operating expense assessments	48.5	61.9	70.0	42.6	94.8		216.1	269.3
Adjustment related to realized losses	-	0.9	2.4	0.3	3.1		-	6.7
Adjustment related to unrealized gains (losses)	-	0.9	0.2	0.9	(0.5)		-	1.5
Balance as of End-of-Period	$888.7	$941.4	$1,014.0	$1,057.8	$1,155.2		$888.7	$1,155.2

12/31/2009									PAGE 25
Insurance Solutions - Life Insurance
Operational Data and Account Value Roll Forwards
Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$142.7	$102.7	$84.9	$91.0	$117.7	-17.5%	$524.8	$396.3	-24.5%
MoneyGuard®	12.8	11.0	14.3	18.4	23.3	82.0%	49.9	67.0	34.3%
Total	155.5	113.7	99.2	109.4	141.0	-9.3%	574.7	463.3	-19.4%
VUL	14.6	9.0	7.1	6.7	13.3	-8.9%	53.9	36.1	-33.0%
COLI and BOLI (1)	30.7	11.7	4.7	14.4	20.7	-32.6%	84.4	51.5	-39.0%
Term/Whole Life	10.6	10.8	12.7	15.7	19.8	86.8%	28.0	59.0	110.7%
Total	$211.4	$145.2	$123.7	$146.2	$194.8	-7.9%	$741.0	$609.9	-17.7%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$287.4	$230.5	$216.2	$238.3	$329.5	14.6%	$1,057.5	$1,014.5	-4.1%
MoneyGuard®	85.1	73.1	94.9	122.1	154.4	81.4%	332.8	444.5	33.6%
Total	372.5	303.6	311.1	360.4	483.9	29.9%	1,390.3	1,459.0	4.9%
VUL	34.2	25.2	20.1	10.2	38.6	12.9%	131.1	94.1	-28.2%
COLI and BOLI (1)	82.2	52.0	16.1	33.8	46.9	-42.9%	196.4	148.8	-24.2%
Term/Whole Life	29.5	18.8	23.0	28.2	37.3	26.4%	79.9	107.3	34.3%
Total	$518.4	$399.6	$370.3	$432.6	$606.7	17.0%	$1,797.7	$1,809.2	0.6%

Life Insurance In Force
UL and other	$310.198	$288.826	$288.632	$289.124	$291.879	-5.9%	$310.198	$291.879	-5.9%
Term insurance	235.023	236.408	238.901	242.889	248.726	5.8%	235.023	248.726	5.8%
Total	$545.221	$525.234	$527.533	$532.013	$540.605	-0.8%	$545.221	$540.605	-0.8%

Interest-Sensitive Life
Balance as of beginning-of-period	$27.227	$27.502	$27.617	$27.709	$27.825	2.2%	$26.518	$27.502	3.7%
Deposits	0.951	0.815	0.840	0.899	1.067	12.2%	3.565	3.621	1.6%
Withdrawals and deaths	(0.325)	(0.358)	(0.391)	(0.417)	(0.296)	8.9%	(1.306)	(1.462)	-11.9%
Net flows	0.626	0.457	0.449	0.482	0.771	23.2%	2.259	2.159	-4.4%
Contract holder assessments	(0.639)	(0.631)	(0.645)	(0.657)	(0.698)	-9.2%	(2.421)	(2.631)	-8.7%
Interest credited	0.288	0.289	0.288	0.291	0.294	2.1%	1.146	1.162	1.4%
Balance as of End-of-Period (Gross) (2)	27.502	27.617	27.709	27.825	28.192	2.5%	27.502	28.192	2.5%
Reinsurance ceded	-	(0.938)	(0.930)	(0.923)	(0.917)	NM	-	(0.917)	NM
Balance as of End-of-Period (Net of Ceded) (2)	$27.502	$26.679	$26.779	$26.902	$27.275	-0.8%	$27.502	$27.275	-0.8%

VUL
Balance as of beginning-of-period	$5.056	$4.251	$3.992	$4.562	$5.176	2.4%	$6.040	$4.251	-29.6%
Deposits	0.266	0.243	0.180	0.174	0.233	-12.4%	0.928	0.830	-10.6%
Withdrawals and deaths	(0.088)	(0.143)	(0.089)	(0.095)	(0.243)	NM	(0.365)	(0.570)	-56.2%
Net flows	0.178	0.100	0.091	0.079	(0.010)	NM	0.563	0.260	-53.8%
Contract holder assessments	(0.092)	(0.094)	(0.088)	(0.091)	(0.092)	0.0%	(0.370)	(0.365)	1.4%
Investment income and change in market value	(0.891)	(0.265)	0.567	0.626	0.213	123.9%	(1.982)	1.141	157.6%
Balance as of End-of-Period (Gross)	4.251	3.992	4.562	5.176	5.287	24.4%	4.251	5.287	24.4%
Reinsurance ceded	-	(0.640)	(0.719)	(0.807)	(0.820)	NM	-	(0.820)	NM
Balance as of End-of-Period (Net of Ceded)	$4.251	$3.352	$3.843	$4.369	$4.467	5.1%	$4.251	$4.467	5.1%

Total Life Insurance
Balance as of beginning-of-period	$32.283	$31.753	$31.609	$32.271	$33.001	2.2%	$32.558	$31.753	-2.5%
Deposits	1.217	1.058	1.020	1.073	1.300	6.8%	4.493	4.451	-0.9%
Withdrawals and deaths	(0.413)	(0.501)	(0.480)	(0.512)	(0.539)	-30.5%	(1.671)	(2.032)	-21.6%
Net flows	0.804	0.557	0.540	0.561	0.761	-5.3%	2.822	2.419	-14.3%
Contract holder assessments	(0.731)	(0.725)	(0.733)	(0.748)	(0.790)	-8.1%	(2.791)	(2.996)	-7.3%
Investment income and change in market value	(0.603)	0.024	0.855	0.917	0.507	184.1%	(0.836)	2.303	NM
Balance as of End-of-Period (Gross)	31.753	31.609	32.271	33.001	33.479	5.4%	31.753	33.479	5.4%
Reinsurance ceded	-	(1.578)	(1.649)	(1.730)	(1.737)	NM	-	(1.737)	NM
Balance as of End-of-Period (Net of Ceded)	$31.753	$30.031	$30.622	$31.271	$31.742	0.0%	$31.753	$31.742	0.0%

						(Basis Point)			(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(3)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (4)	5.86%	5.83%	6.03%	5.97%	5.88%	2	5.91%	5.93%	2
Commercial mortgage loan prepayment and bond make whole premiums	0.01%	0.00%	0.06%	0.04%	0.07%	6	0.05%	0.04%	(1)
Alternative investments	-0.65%	-0.06%	-0.71%	-0.29%	0.05%	70	-0.03%	-0.25%	(22)
Net investment income yield on reserves	5.22%	5.77%	5.38%	5.72%	6.00%	78	5.93%	5.72%	(21)
Interest rate credited to contract holders	4.25%	4.25%	4.20%	4.22%	4.25%	-	4.33%	4.23%	(10)
Interest rate spread	0.97%	1.52%	1.18%	1.50%	1.75%	78	1.60%	1.49%	(11)

Traditional Products Interest Rate Spreads(5)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.10%	6.00%	5.96%	5.98%	6.01%	(9)	6.13%	5.99%	(14)
Commercial mortgage loan prepayment and bond make whole premiums	0.00%	0.01%	0.01%	0.01%	0.00%	-	0.03%	0.01%	(2)
Alternative investments	-0.08%	-0.01%	-0.01%	0.02%	0.01%	9	-0.03%	0.00%	3
Net investment income yield on reserves	6.02%	6.00%	5.96%	6.01%	6.02%	-	6.13%	6.00%	(13)

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.
(3)
For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(4)
Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended March 2009, September 2009, December 2009 and the year ended December 2009 reduced our yields by approximately 11 bps, 4 bps, 13 bps and 8 bps, respectively. There was no impact for the three months ended June 2009.

(5)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of
December 31, 2009, interest-sensitive products represented approximately 86% of total interest-sensitive and traditional earning assets.

12/31/2009									PAGE 26
Insurance Solutions - Group Protection
Income Statements and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Operating Revenues
Insurance premiums	$382.9	$389.8	$413.3	$379.5	$396.4	3.5%	$1,516.9	$1,579.0	4.1%
Mortality assessments	0.1	-	-	0.1	-	-100.0%	0.1	0.1	0.0%
Net investment income	28.2	30.1	28.1	33.5	35.7	26.6%	117.2	127.4	8.7%
Other revenues and fees	1.3	1.5	1.5	1.5	1.5	15.4%	5.4	6.0	11.1%
Total Operating Revenues	412.5	421.4	442.9	414.6	433.6	5.1%	1,639.6	1,712.5	4.4%

Operating Expenses
Interest credited	0.6	0.6	0.5	0.5	0.7	16.7%	1.6	2.3	0.4
Benefits	283.1	282.0	292.7	261.6	281.1	-0.7%	1,106.7	1,117.4	1.0%
Underwriting, acquisition, insurance and other expenses	100.4	99.3	98.0	99.3	105.4	5.0%	371.1	402.0	8.3%
Total Operating Expenses	384.1	381.9	391.2	361.4	387.2	0.8%	1,479.4	1,521.7	2.9%

Income from operations before federal income tax expense	28.4	39.5	51.7	53.2	46.4	63.4%	160.2	190.8	19.1%
Federal income tax expense	10.0	13.8	18.1	18.7	16.3	63.0%	56.1	66.9	19.3%
Income from Operations	$18.4	$25.7	$33.6	$34.5	$30.1	63.6%	$104.1	$123.9	19.0%

Effective Tax Rate	35.2%	34.9%	35.0%	35.2%	35.1%		35.0%	35.1%

Average Equity	$1,002.3	$1,014.7	$1,047.5	$1,056.8	$1,061.7		$991.1	$1,045.2
Return on Average Equity	7.3%	10.1%	12.8%	13.1%	11.3%		10.5%	11.9%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions (1)	$44.7	$44.2	$43.6	$43.3	$44.5	-0.4%	$167.6	$175.6	4.8%
General and administrative expenses (1)	53.9	47.4	48.2	48.1	60.0	11.3%	187.4	203.7	8.7%
Taxes, licenses and fees	10.6	10.5	7.3	9.3	9.1	-14.2%	38.6	36.2	-6.2%
Total commissions and expenses incurred	109.2	102.1	99.1	100.7	113.6	4.0%	393.6	415.5	5.6%
Less: commissions and expenses capitalized	(18.5)	(13.2)	(12.5)	(12.8)	(20.8)	-12.4%	(58.3)	(59.3)	-1.7%
Amortization of DAC and VOBA, net of interest	9.7	10.4	11.4	11.4	12.6	29.9%	35.8	45.8	27.9%
Total Underwriting, Acquisition, Insurance and Other Expenses	$100.4	$99.3	$98.0	$99.3	$105.4	5.0%	$371.1	$402.0	8.3%

General and Administrative Expenses as a
Percentage of Premiums (1)	14.1%	12.2%	11.7%	12.7%	15.1%		12.4%	12.9%

DAC and VOBA
Balance as of beginning-of-period	$137.1	$145.9	$148.7	$149.8	$151.2		$123.4	$145.9
Deferrals	18.5	13.2	12.5	12.8	20.9		58.3	59.4
Amortization, net of interest	(9.7)	(10.4)	(11.4)	(11.4)	(12.6)		(35.8)	(45.8)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	8.8	2.8	1.1	1.4	8.3		22.5	13.6
Balance as of End-of-Period	$145.9	$148.7	$149.8	$151.2	$159.5		$145.9	$159.5

Annualized Sales by Product Line
Life	$49.9	$22.7	$21.1	$31.4	$67.2	34.7%	$125.2	$142.4	13.7%
Disability	63.6	23.5	29.3	38.5	78.3	23.1%	148.2	169.6	14.4%
Dental	15.5	8.1	9.1	9.9	21.3	37.4%	42.7	48.4	13.3%
Total	$129.0	$54.3	$59.5	$79.8	$166.8	29.3%	$316.1	$360.4	14.0%

Insurance Premiums by Product Line
Life	$138.8	$142.4	$147.4	$142.2	$152.1	9.6%	$541.2	$584.1	7.9%
Disability	173.1	174.0	171.1	173.0	174.1	0.6%	671.7	692.2	3.1%
Dental	37.9	37.5	37.2	36.2	37.7	-0.5%	149.8	148.6	-0.8%
Other	33.1	35.9	57.6	28.1	32.5	-1.8%	154.2	154.1	-0.1%
Total	$382.9	$389.8	$413.3	$379.5	$396.4	3.5%	$1,516.9	$1,579.0	4.1%

Income from Operations by Product Line
Life	$3.8	$0.6	$12.5	$16.0	$13.3	250.0%	$34.2	$42.4	24.0%
Disability	13.1	25.3	20.7	17.3	15.6	19.1%	64.4	78.9	22.5%
Dental	0.8	(1.1)	(1.5)	(0.6)	1.1	37.5%	1.3	(2.1)	NM
Other	0.7	0.9	1.9	1.8	0.1	-85.7%	4.2	4.7	11.9%
Total	$18.4	$25.7	$33.6	$34.5	$30.1	63.6%	$104.1	$123.9	19.0%

Loss Ratios by Product Line
Life	77.3%	81.6%	70.3%	66.6%	69.6%		73.9%	72.0%
Disability	68.7%	59.1%	62.4%	66.8%	67.5%		67.9%	64.0%
Dental	75.6%	84.2%	86.1%	79.7%	76.6%		78.3%	81.7%
Combined Loss Ratios	72.8%	70.8%	68.2%	68.1%	69.3%		71.4%	69.1%

(1)	Prior periods reflect a reclassification to general and administrative expenses from commissions for approximately $2.5 million a quarter as third party administrative fees were incorrectly reflected as commissions.

12/31/2009									PAGE 27
Other Operations
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change

Operating Revenues
Insurance premiums	$0.3	$0.8	$2.7	$0.1	$0.4	33.3%	$4.0	$4.0	0.0%
Net investment income	81.8	69.7	69.8	81.1	86.5	5.7%	358.4	307.1	-14.3%
Amortization of deferred gain on business sold through reinsurance (1)	18.4	18.4	18.4	18.3	18.3	-0.5%	73.7	73.4	-0.4%
Other revenues and fees	1.7	1.7	5.4	2.9	4.5	164.7%	12.5	14.5	16.0%
Communications revenues	19.4	14.8	19.1	17.2	16.7	-13.9%	85.5	67.8	-20.7%
Total Operating Revenues	121.6	105.4	115.4	119.6	126.4	3.9%	534.1	466.8	-12.6%

Operating Expenses
Interest credited	40.7	50.9	31.4	32.9	32.8	-19.4%	170.9	148.0	-13.4%
Benefits	25.6	106.6	36.0	36.0	79.0	208.6%	113.2	257.6	127.6%
Underwriting, acquisition, insurance and other expenses	47.1	35.0	56.8	24.3	27.5	-41.6%	173.5	143.6	-17.2%
Taxes, licenses and fees	1.6	1.5	3.1	(0.9)	(20.2)	NM	7.4	(16.5)	NM
Interest and debt expenses	72.3	64.7	60.9	68.0	68.1	-5.8%	281.1	261.7	-6.9%
Communications expenses	14.7	12.9	13.5	13.3	12.9	-12.2%	59.8	52.6	-12.0%
Total Operating Expenses	202.0	271.6	201.7	173.6	200.1	-0.9%	805.9	847.0	5.1%

Loss from operations before federal income tax benefit	(80.4)	(166.2)	(86.3)	(54.0)	(73.7)	8.3%	(271.8)	(380.2)	-39.9%
Federal income tax benefit	(25.2)	(57.7)	(34.0)	(21.4)	(30.2)	-19.8%	(89.3)	(143.3)	-60.5%
Loss From Operations	$(55.2)	$(108.5)	$(52.3)	$(32.6)	$(43.5)	21.2%	$(182.5)	$(236.9)	-29.8%

Run Off Institutional Pensions Account Values -
Balance at End-of-Period	$1.941	$1.931	$1.928	$1.931	$1.911	-1.5%	$1.941	$1.911	-1.5%

	Discontinued Operations
	Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change

Discontinued Operations Before Disposal
Income from discontinued operations before federal income tax expense	$(4.0)	$13.2	$27.0	$27.3	$7.2	280.0%	$118.6	$74.7	-37.0%
Federal income tax expense	(1.2)	5.5	10.8	10.3	4.1	NM	42.6	30.7	-27.9%
Income (Loss) From Discontinued Operations Before Disposal	(2.8)	7.7	16.2	17.0	3.1	210.7%	76.0	44.0	-42.1%

Disposal
Gain (loss) on disposal before federal income tax expense (benefit)	0.6	-	(237.0)	16.7	1.0	66.7%	(12.2)	(219.3)	NM
Federal income tax expense (benefit)	0.2	-	(67.0)	(38.3)	-	-100.0%	(2.4)	(105.3)	NM
Gain (Loss) on Disposal	0.4	-	(170.0)	55.0	1.0	150.0%	(9.8)	(114.0)	NM
Income (Loss) From Discontinued Operations	$(2.4)	$7.7	$(153.8)	$72.0	$4.1	270.8%	$66.2	$(70.0)	NM

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

12/31/2009									PAGE 28
Consolidated Deposits, Account Balances and Net Flows
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.233	$1.361	$1.774	$2.025	$1.195	-3.1%	$5.040	$6.355	26.1%
Defined Contribution - fixed annuities	0.279	0.409	0.328	0.306	0.299	7.2%	1.181	1.342	13.6%
Annuities - variable annuities	1.087	0.827	0.851	1.063	1.266	16.5%	6.690	4.007	-40.1%
Defined Contribution - variable products (2)	0.962	1.152	0.802	0.797	0.859	-10.7%	4.366	3.610	-17.3%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.951	0.815	0.840	0.899	1.067	12.2%	3.565	3.621	1.6%
VUL	0.266	0.243	0.180	0.174	0.233	-12.4%	0.928	0.830	-10.6%
Total Deposits	4.778	4.807	4.775	5.264	4.919	3.0%	21.770	19.765	-9.2%

	As of
	Dec.	March	June	Sept.	Dec.	%
	2008	2009	2009	2009	2009	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$16.530	$16.760	$17.531	$18.717	$18.913	14.4%
Defined Contribution - fixed annuities	11.638	11.924	12.070	12.158	12.246	5.2%
Annuities - variable annuities	40.925	39.301	45.523	52.429	55.368	35.3%
Defined Contribution - variable products (2)	17.240	16.569	19.257	22.164	23.056	33.7%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	27.502	26.679	26.779	26.902	27.275	-0.8%
VUL	4.251	3.352	3.843	4.369	4.467	5.1%
Total Account Balances	118.086	114.585	125.003	136.739	141.325	19.7%

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change
Net Flows
Retirement Solutions:
Annuities - fixed annuities (1)	$0.397	$0.596	$1.128	$1.524	$0.672	69.3%	$2.212	$3.920	77.2%
Defined Contribution - fixed annuities	(0.108)	0.026	0.002	(0.021)	(0.069)	36.1%	(0.367)	(0.062)	83.1%
Annuities - variable annuities	(0.021)	(0.166)	(0.093)	0.086	0.146	NM	1.876	(0.027)	NM
Defined Contribution - variable products (2)	0.279	0.631	0.254	0.165	0.007	-97.5%	1.148	1.057	-7.9%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.626	0.457	0.449	0.482	0.771	23.2%	2.259	2.159	-4.4%
VUL	0.178	0.100	0.091	0.079	(0.010)	NM	0.563	0.260	-53.8%
Total Net Flows	1.351	1.644	1.831	2.315	1.517	12.3%	7.691	7.307	-5.0%

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance
Sheets, as we do not have any ownership interest in them.

12/31/2009										PAGE 29
Consolidated Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2008	2009	2009	2009	2009	Change	2008	2009	Change

Net Investment Income
Available-for-sale fixed maturity securities	$827.5	$824.9	$854.6	$904.7	$903.4	9.2%	$3,348.1	$3,487.6	4.2%
Available-for-sale equity securities	4.8	1.7	1.8	1.8	2.2	-54.2%	26.4	7.5	-71.6%
Trading securities	40.3	39.6	39.0	40.0	40.2	-0.2%	165.9	158.8	-4.3%
Mortgage loans on real estate	122.1	119.2	120.0	114.2	118.2	-3.2%	493.5	471.6	-4.4%
Real estate	4.7	3.8	3.5	3.6	8.1	72.3%	23.0	19.0	-17.4%
Policy loans	45.3	44.3	42.2	41.9	43.2	-4.6%	179.0	171.6	-4.1%
Invested cash	13.8	8.3	4.1	1.0	1.6	-88.4%	52.4	15.0	-71.4%
Other investments	(68.4)	(2.2)	(67.4)	(6.7)	36.5	153.4%	(32.8)	(39.8)	-21.3%
Investment income	990.1	1,039.6	997.8	1,100.5	1,153.4	16.5%	4,255.5	4,291.3	0.8%
Investment expense	(30.0)	(26.3)	(27.2)	(29.2)	(31.1)	-3.7%	(125.4)	(113.8)	9.3%
Net Investment Income	$960.1	$1,013.3	$970.6	$1,071.3	$1,122.3	16.9%	$4,130.1	$4,177.5	1.1%

Average Invested Assets (Amortized Cost)	$69,731.7	$69,583.2	$71,331.0	$73,791.1	$74,731.7		$70,023.9	$72,359.2

Ratio of Net Investment Income Over Average Invested Assets	5.51%	5.82%	5.44%	5.81%	6.01%		5.90%	5.77%

Realized Loss Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$16.1	$53.7	$32.8	$23.4	$51.5	219.9%	$60.1	$161.4	168.6%
Gross losses	(527.1)	(241.3)	(172.1)	(165.9)	(129.3)	75.5%	(1,118.7)	(708.6)	36.7%
Equity securities:
Gross gains	-	3.1	0.5	0.5	1.5	NM	1.1	5.6	NM
Gross losses	(131.5)	(2.6)	(6.0)	(7.8)	(10.9)	91.7%	(163.3)	(27.3)	83.3%
Gain (loss) on other investments	8.5	(2.1)	(57.9)	1.6	(72.0)	NM	37.4	(130.4)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	117.4	55.6	48.4	24.7	32.6	-72.2%	256.4	161.3	-37.1%
Total realized loss on investments, excluding trading securities	(516.6)	(133.6)	(154.3)	(123.5)	(126.6)	75.5%	(927.0)	(538.0)	42.0%
Loss on certain derivative instruments	(50.1)	(16.5)	(4.0)	(12.1)	(1.5)	97.0%	(112.1)	(34.1)	69.6%
Total, pre-tax	(566.7)	(150.1)	(158.3)	(135.6)	(128.1)	77.4%	(1,039.1)	(572.1)	44.9%
Income taxes	(198.4)	(52.5)	(55.4)	(47.6)	(44.8)	77.4%	(363.7)	(200.3)	44.9%
Total, After-Tax	$(368.3)	$(97.6)	$(102.9)	$(88.0)	$(83.3)	77.4%	$(675.4)	$(371.8)	45.0%

	As of December 31, 2009		As of December 31, 2008
	Amount	% of Total	Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)	$63,320.8	99.6%	$50,471.6	99.5%
Fixed maturity securities (amortized cost)	63,097.0	99.4%	56,686.3	99.2%

Equity securities (fair value)	280.5	0.4%	255.6	0.5%
Equity securities (amortized cost)	383.7	0.6%	429.8	0.8%

% of Available-for-Sale Fixed Maturity Securities, Based on Fair Value
Treasuries and AAA		19.3%		24.5%
AA or better		27.3%		30.9%
BB or less		6.9%		4.5%

General Account Investments	As of December 31, 2009		As of December 31, 2008
	Amount	% of Total	Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds	$45,860.3	75.4%	$36,055.6	74.9%
U.S. Government bonds	194.2	0.3%	245.9	0.5%
Foreign government bonds	504.9	0.8%	520.8	1.1%
Mortgage-backed securities	11,103.3	18.3%	10,129.6	21.0%
State and municipal bonds	1,967.6	3.2%	226.4	0.5%
Preferred stocks - redeemable	1,188.0	2.0%	962.3	2.0%
Total	$60,818.3	100.0%	$48,140.6	100.0%

	As of
	Dec.	March	June	Sept.	Dec.	%
Composition of Investment Portfolio	2008	2009	2009	2009	2009	Change
Available-for-sale securities, at fair value:
Fixed maturity	$48,140.6	$48,535.5	$55,049.8	$60,666.2	$60,818.3	26.3%
Equity	254.1	175.7	236.3	283.0	278.4	9.6%
Trading securities	2,332.5	2,245.6	2,316.7	2,547.9	2,504.6	7.4%
Mortgage loans on real estate and real estate	7,840.6	7,745.1	7,627.5	7,431.0	7,351.6	-6.2%
Policy loans	2,921.1	2,905.6	2,896.9	2,893.0	2,897.8	-0.8%
Derivative investments	3,397.2	2,226.1	1,233.8	1,282.0	1,010.1	-70.3%
Other investments	1,624.1	1,476.2	1,187.1	1,079.6	1,057.2	-34.9%
Total	$66,510.2	$65,309.8	$70,548.1	$76,182.7	$75,918.0	14.1%